EXHIBIT 10.68





                                  AGREEMENT II

                                     BETWEEN

                                  BIOJECT, INC.

                                       AND

                                ANGIOSENSE, INC.

                            DATED SEPTEMBER 21, 1999




*** Confidential portions have been omitted pursuant to an application for confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Omitted portions have been separately filed with the Securities and Exchange Commission.

                                TABLE OF CONTENTS

                                                                                                                   Page
ARTICLE 1 - DEFINITIONS...............................................................................................1


ARTICLE 2 - JOINT DEVELOPMENT COMMITTEE...............................................................................4
         2.1      Establishment of Joint Development Committee........................................................4
         2.2      Joint Development Committee Meetings................................................................5
         2.3      Enumerated Functions................................................................................5
         2.4      Decision Making.....................................................................................6

ARTICLE 3 - AJECT AND ANGIOSENSE PRODUCT DEVELOPMENT..................................................................6
         3.1      Project Overview....................................................................................6
         3.2      Aject Development...................................................................................6
         3.3      AngioSense Product Development......................................................................7
         3.4      Development Costs...................................................................................8
         3.5      Reports  9
         3.6      Records  9
         3.7      Capital Equipment...................................................................................9

ARTICLE 4 - EQUIPMENT.................................................................................................9
         4.1      Use of Equipment....................................................................................9
         4.2      Repair and Maintenance.............................................................................10
         4.3      Insurance..........................................................................................10
         4.4      Replacement........................................................................................10
         4.5      Ownership..........................................................................................10
         4.6      Location 11
         4.7      Documents..........................................................................................11
         4.8      Right of First Refusal.............................................................................11

ARTICLE 5 - CLINICAL DEVELOPMENT.....................................................................................11
         5.1      Clinical 11
         5.2      Detail   11
         5.3      Regulatory Filings.................................................................................11

ARTICLE 6 - EQUITY...................................................................................................12
         6.1      Equity.............................................................................................12

ARTICLE 7 - GRANT OF RIGHTS..........................................................................................12
         7.1      License Grant......................................................................................12
         7.2      Right of First Refusal in the Extended Field.......................................................12
         7.3      Prohibition on Reverse Engineering.................................................................12


                                                 TABLE OF CONTENTS
                                                    (continued)


ARTICLE 8 - SUPPLY OF THE AJECT......................................................................................12
         8.1      Terms and Conditions...............................................................................12
         8.2      Product Supply and Purchase........................................................................13
         8.3      Minimum Purchase Requirements......................................................................13
         8.4      Forecasts..........................................................................................13
         8.5      Orders   13
         8.6      Delivery 13
         8.7      Invoicing..........................................................................................14
         8.8      Shipping 15
         8.9      Product Acceptance.................................................................................15
         8.10     Return of Product..................................................................................15

ARTICLE 9 - TRANSFER PRICING; ROYALTIES; PAYMENTS; BOOKS AND RECORDS.................................................15
         9.1      Transfer Pricing...................................................................................15
         9.2      Inventory..........................................................................................16
         9.3      Royalty  16
         9.4      Sublicense Fees....................................................................................16
         9.5      Third Party Royalties..............................................................................17
         9.6      Records; Inspection................................................................................17

ARTICLE 10 - COMMERCIALIZATION.......................................................................................17
         10.1     Technical Literature...............................................................................17
         10.2     Product Packaging and Labeling.....................................................................17

ARTICLE 11 - PRODUCT WARRANTY........................................................................................18
         11.1     Product Warranty...................................................................................18

ARTICLE 12 - INTELLECTUAL PROPERTY...................................................................................18
         12.1     Bioject Field and AngioSense Field.................................................................18
         12.2     Joint Inventions...................................................................................18
         12.3     Joint Rights.......................................................................................19
         12.4     Sole Inventivons...................................................................................19
         12.5     Patent Prosecution.................................................................................20
         12.6     Improvements.......................................................................................20
         12.7     Defense of Third Party Infringement Claims.........................................................20
         12.8     Enforcement........................................................................................20

ARTICLE 13 - REPRESENTATIONS AND WARRANTIES..........................................................................21
         13.1     Bioject Warranties.................................................................................21
         13.2     AngioSense Warranties..............................................................................21


                                                 TABLE OF CONTENTS
                                                    (continued)

ARTICLE 14 - CONFIDENTIALITY.........................................................................................22
         14.1     Confidential Information...........................................................................22
         14.2     Permitted Disclosures..............................................................................22

ARTICLE 15 - INDEMNIFICATION.........................................................................................22
         15.1     Indemnification of Bioject.........................................................................22
         15.2     Indemnification of AngioSense......................................................................23
         15.3     Procedure..........................................................................................23

ARTICLE 16 - TERM AND TERMINATION....................................................................................23
         16.1     Term     ..........................................................................................23
         16.2     Termination for Cause..............................................................................23
         16.3     Bankruptcy Proceedings.............................................................................23
         16.4     Effect of Expiration and Termination...............................................................24
         16.5     Survival 25

ARTICLE 17 - LIMITATION OF LIABILITY.................................................................................25

ARTICLE 18 - MISCELLANEOUS...........................................................................................25
         18.1     Governing Law......................................................................................25
         18.2     Disputes 25
         18.3     Force Majeure......................................................................................26
         18.4     No Implied Waivers; Rights Cumulative..............................................................26
         18.5     Independent Contractors............................................................................26
         18.6     Notices  26
         18.7     Assignment.........................................................................................27
         18.8     Visiting Personnel.................................................................................27
         18.9     Modification.......................................................................................27
         18.10    Severability.......................................................................................27
         18.11    Publicity..........................................................................................27
         18.12    Headings 27
         18.13    No Implied Licenses................................................................................27
         18.14    Entire Agreement...................................................................................28
         18.15    Counterparts.......................................................................................28

                                  AGREEMENT II

                                     BETWEEN

                                  BIOJECT, INC.

                                       AND

                                ANGIOSENSE, INC.

                            DATED SEPTEMBER 21, 1999

                                  AGREEMENT II


     This Development and Supply Agreement ( "Agreement II") is made and entered into this day of August 1999 (the "Effective Date"), by and between AngioSense, Inc., a Delaware corporation ("AngioSense") and Bioject, Inc., an Oregon corporation ("Bioject").

                                   BACKGROUND

     A. Bioject has developed several technologies and products related to needle-free, jet injection drug delivery systems and is developing the "Iject", a disposable needle-free jet injection drug delivery system; and

     B. AngioSense has developed certain intellectual property relating to the surgical and percutaneous delivery of drugs; and

     C. Bioject and AngioSense desire that AngioSense fund the further development and customization of the "Iject" for use in surgical and percutaneous procedures and perform clinical development activities in the "Field" (as defined below) with respect to the "AngioSense Product"; and

     D. AngioSense desires to obtain an exclusive license from Bioject under the Licensed Patents and relating to the Licensed Technology, together with associated know-how relevant to such license, to use and sell the "Aject" in accordance with the terms and conditions contained herein and, under certain conditions as specified herein and

     E. Bioject is willing to grant such an exclusive license to AngioSense in accordance with the terms and conditions contained herein;

     NOW THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, it is agreed by and between the parties as follows:

                                   ARTICLE 1
                                   DEFINITIONS

     1.1 "Affiliate" shall mean any entity which controls, is controlled by or is under common control with AngioSense or Bioject. An entity shall be regarded as in control of another entity for purposes of this Section 1.1 if it owns or controls more than fifty percent (50%) of the shares of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority).

     1.2 "Aject" shall mean a customized version of the current Iject device. The Aject will be a single use, disposable, pre-fillable jet injection power source. The Aject will be customized to the "Aject Specifications" by Bioject and incorporated into the AngioSense Product (as defined below)

     1.3 "Aject Development" shall mean the customization of the Iject into the Aject.

     1.4 "Aject Development Budget" shall mean the estimate of costs to complete the "Aject Development Plan".

     1.5  "Aject  Development  Costs"  shall  mean  the  budgeted   expenditures
according to the approved Aject Development Budget and subject to the terms and conditions stated in Section 3.4 of this Agreement II.

     1.6 "Aject Development Plan" shall mean a reasonably detailed plan, specifying both development objectives and work plan activities to be performed by each of the parties for the customization and development of the Iject into the Aject, in accordance with the Aject Specifications

     1.7   "Aject   Specifications"   shall   mean  the   design,   performance,
manufacturing,   quality,   sterilization,   labeling,   packaging   and  supply
requirements for the Aject.

     1.8 "AngioSense Product" shall mean the Aject in combination with an AngioSense catheter.

     1.9 "AngioSense Product Development Plan" shall mean reasonably detailed plans, specifying both development objectives and work plan activities to be performed by each of the parties, both initially and on an annual basis thereafter, through which the AngioSense Product will be developed and commercialized.

     1.10 "Change of Control" shall means, with respect to any entity, (1) any transaction or series of related transactions, other than a registered public offering unrelated to any acquisition, as a result of which the persons owning the outstanding voting securities of Bioject, Inc, immediately prior to such transaction or series of related transactions, cease to own a majority of the outstanding voting securities of the entity thereafter; (2) the consolidation or merger of the entity with or into another person or entity, whether or not the entity is the surviving entity of such transaction, unless immediately after such consolidation or merger, the persons owning the outstanding voting securities the entity prior to the transaction own a majority of the outstanding voting securities of such new or surviving entity; or (3) the sale, assignment or other transfer of all or substantially all of the business or assets of the entity to a third party in a single transaction or series of related transactions.

     1.11 "Clinical Development" shall mean those preclinical studies (excluding those preclinical studies to be completed by Bioject pursuant to the Aject Development Plan), clinical trials and all other activities reasonably required to obtain and maintain all governmental approvals required to market the Aject and the AngioSense Product for use within the Field.

     1.12 "Combination Product" shall mean any product that is developed and sold by AngioSense and is comprised in part of one or more Ajects and/or one or more AngioSense Products and of one or more other products or service or parts which could be sold separately.

     1.13  "Confidential  Information"  shall  have the  meaning as set forth in
Section 14.1 below.

     1.14 "Control" shall mean with respect to a particular intellectual property right or other subject matter, possession of the ability to grant a license or sublicense under such rights as provided for herein without violating the terms of any agreement or other arrangements with any third party.

     1.15 "Extended Field" shall mean the use of the cardiovascular system as a delivery pathway for the treatment or diagnosis of a non-cardiovascular system or environment, excluding injection through or within the skin.

     1.16 "Facility" shall mean Bioject's facility located at 7620 S.W. Bridgeport Road, Portland, Oregon.

     1.17 "FDA" shall mean the United States Food and Drug Administration.

     1.18 "Field" shall mean all cardiovascular procedures to treat or diagnose cardiac or cardiovascular diseases, including, without limitation percutaneous and surgical procedures.

     1.19 "Iject" shall mean a disposable jet injector as specified by the Iject Specifications. The parties contemplate that the Iject shall be the surgical handpiece and power source for the AngioSense Product.

     1.20  "Iject  Specifications"  shall  mean  the  engineering  requirements,
drawings  and   performance   criteria   requisite  for  determining  the  Aject
Specifications.

     1.21 "Improvements" shall mean those rights and other subject matter, made, conceived or reduced to practice by either party, alone or jointly with the other party or a third party subcontractor comprised of improvements to the Licensed Technology which are reasonably related to the Aject and/or the AngioSense Product.

     1.22 "Joint Development Committee" shall have the meaning set forth in the provisions of Article 2 below.

     1.23 "Licensed Patents" means (a) the patents and patent applications listed on Exhibit A attached hereto, (b) any and all related foreign patents and patent applications, whether now existing or hereafter filed, (c) any provisionals, substitutions, divisionals, reissues, renewals, continuations, continuations-in-part, substitute applications and inventors' certificates arising from, or based upon, any of the foregoing patents or patent applications, and (d) any patents issuing from any of the foregoing patent applications.

     1.24 "Licensed Technology" shall mean the Licensed Patents and Technical Information.

     1.25 "Marketing Approval Application" shall mean any application with a governmental regulatory agency for authority to market the Aject and AngioSense Product, including without limitation, a premarketing approval application, import approval application, import license application, or other similar application or filing.

     1.26 "Net Sales" shall mean the total amount charged to third parties by AngioSense, its Affiliates or Sublicensees, upon the sales of the Aject and/or the AngioSense Product, less the following reasonable and customary deductions to the extent applicable to such allowed to the buyer against such charged amounts: (i) trade, quantity and cash discounts; (ii) rebates and chargebacks to the buyer; (iii) reasonable amounts for actual uncollectible accounts determined in accordance with generally acceptable accounting practices (GAAP) consistently applied to all products of the selling party; (iv) sales and value-added taxes imposed upon the in-country sale of the Aject and/or the AngioSense Product; (v) transportation charges, including shipping insurance; and (vi) uncollectible amounts. For the removal of doubt, Net Sales shall not include sales by AngioSense to its Affiliates or Sublicensees for resale, provided that if AngioSense sells the Aject and/or the AngioSense Product to an Affiliate or Sublicensee for resale, Net Sales shall include the amounts charged by such Affiliate or Sublicensee to third parties on the resale of the Aject and/or the AngioSense Product. With respect to Combination Products, Net Sales shall be determined by multiplying the amounts received by AngioSense attributable to Combination Products by a fraction, the numerator of which is the fair market value of the Aject and/or AngioSense Product, as applicable, included in the Combination Product, and the denominator of which is the sum of the fair market value of such Aject or AngioSenses product, as applicable, and the fair market value of the products or parts which are not the Aject and/or the AngioSense Product. Whenever possible, the fair market value of the Aject or the AngioSense Product included in the Combination Product will be the market price at which such Aject and/or AngioSense Product, as applicable, is sold on a stand alone basis; provided that fair market value shall be determined reasonably and in good faith by AngioSense and Bioject in the event that no market price is available.

     1.27 "Sublicensee" shall mean a third party who has obtained through AngioSense, a sublicense to the rights granted to AngioSense hereunder.

     1.28 "Technical Information" means all know-how, data, trade secrets, processes, procedures, devices, methods, formulas, materials, compositions of matter, protocols, information or other subject matter within the knowledge and possession of Bioject, which is useful to or contributes in whole or in part to the practice of the Aject and/or the AngioSense Product and/or the Licensed Patents in the Field.

     1.29 "Valid Claim" shall mean a claim of an issued and unexpired patent which claim has not lapsed, been cancelled, or become abandoned and which claim has not been declared invalid by a court of competent jurisdiction, and which has not been admitted to be invalid or unenforceable through issue or disclaimer.

                                    ARTICLE 2
                          JOINT DEVELOPMENT COMMITTEE.

     2.1 Establishment of Joint Development Committee. AngioSense and Bioject shall establish a Joint Development Committee ("Joint Development Committee") comprised of three (3) representatives, to be determined later, from each of AngioSense and Bioject. Bioject and AngioSense each may replace its Joint Development Committee representatives at any time, with prior written notice to the other party.

     2.2 Joint Development Committee Meetings. The Joint Development Committee shall meet in person at least monthly during the term of the Agreement II, at such locations as the parties agree, and meet more frequently by other means as dictated by the issues surrounding the implementation of the Agreement II. At its meetings, the Joint Development Committee will monitor, review and discuss the AngioSense Product Development Plan and the Aject Development Plan, coordinate the exchange of information between the parties regarding the commercialization, marketing and sale of the Aject and the AngioSense Products in the Field and to undertake and/or approve such other matters as are provided for the Joint Development Committee under this Agreement II. With the consent of Bioject and AngioSense, other representatives of Bioject or AngioSense may attend Joint Development Committee meetings as non-voting observers. Joint Development Committee meetings shall be chaired on alternating
(meeting-by-meeting basis) by the lead representative from Bioject or AngioSense, as appropriate, with AngioSense's lead representative chairing the first meeting. The chairperson shall be responsible for preparing the meeting agendas and minutes. Such minutes shall be deemed accepted and effective unless an authorized representative of a party has objected to the same within fifteen
(15) days of such party's first receipt of such minutes. Each party shall bear its own personnel and travel costs and expenses relating to Joint Development Committee meetings.

     2.3 Enumerated Functions. Without limiting Section 2.2 above, the function of the Joint Development Committee shall include:

          2.3.1 Reviewing and modifying, as needed, the Aject Development Plan and the AngioSense Product Development Plan, provided that i) any modification to Bioject's responsibilities thereunder shall be reasonably acceptable to Bioject; ii) Bioject's portion of the development budget related to such modification shall be modified to reflect any cost increase created by such modification; and iii) any modification to AngioSense's responsibilities thereunder shall be reasonably acceptable to AngioSense;

          2.3.2 Reviewing Bioject's and AngioSense's performance, respectively, in the course of the Aject Development and the AngioSense Product Development in accordance with the Aject Development Plan and the AngioSense Product Development Plan, respectively;

          2.3.3  Reviewing  all  Clinical  Development   (including  design  and
implementation of any clinical trials) and regulatory  efforts within the Field;

     2.3.4 Reviewing Aject Development Milestones, as described in Exhibit C, and assessing Bioject's achievement of such Aject Development Milestones;

     2.3.5 Considering and mediating any points of disagreement or dispute between the parties; and

     2.3.6 With respect to improvements to the Licensed Technology, determining whether such improvements are reasonably related to the Aject and/or the AngioSense Product so as to fall within the definition of Improvements as defined in Section 1.21 of this Agreement II.

     2.4 Decision Making. Decisions of the Joint Development Committee shall be made by majority approval (i.e., by a majority of the total number of authorized representatives on the Joint Development Committee, whether or not present at a particular meeting In the case of disagreements and disputes between the parties where the JDC is unable to resolve, the provisions of section 18.2 shall apply.

                                   ARTICLE 3
                    AJECT AND ANGIOSENSE PRODUCT DEVELOPMENT

     3.1 Project Overview. The table below is an overview of the various projects referenced by this Agreement II, the tasks associated with each such project, the task completion dates, and the party responsible for each task.

           PROJECT                        TASK                      RESPONSIBILITY                   TIMING
------------------------------- ---------------------------- ---------------------------- ----------------------------
Iject                           Iject Spec. delivered to     Bioject                      ***
                                AngioSense

Aject                           Aject Spec.                  AngioSense                   ***

Aject                           Aject Dev. Plan              JDC                          ***

Aject                           Aject Budget                 JDC                          ***

Aject                           Aject Development            AngioSense & Bioject         ***
                                                             (monitored by the JDC)

AngioSense Product              AngioSense Product           AngioSense                   ***
                                Development Plan

AngioSense Product              AngioSense Product Budget    JDC                          ***

AngioSense Product              AngioSense Product           AngioSense & Bioject         ***
                                Development                  (monitored by the JDC)       ***


     3.2 Aject Development. The Aject Development comprises the creation and implementation of the product specifications, development plan, clinical plan, and associated development budget necessary for customizing the Iject, as defined above in
Section 1.19, into the Aject, as defined above in Section 1.2, to be incorporated into the AngioSense Product, as defined above in Section 1.8.

     3.2.1 Aject Specifications. The parties agree that, in order for AngioSense to reasonably define the Aject Specification, AngioSense will need to understand and have reference to the Iject Specification. Accordingly, within *** (***) *** of the Effective Date ("T1"), Bioject shall deliver to AngioSense a copy of the Iject Specification, in its then current form, and any drawings and other materials that Bioject deems relevant or necessary to the definition of the Aject Specification. Within *** (***) *** of T1 ("T2"), AngioSense shall have completed and delivered to the Joint Development Committee, the Aject Specifications in a commercially reasonable form.

     3.2.2 Aject Development Plan. The Joint Development Committee shall be responsible for defining and preparing an Aject Development Plan based on the Aject Specification. Within *** (***) ***of T2 ("T3"), the Joint Development Committee shall prepare and complete the Aject Development Plan. The Aject Development Plan shall define the development activities, responsibilities of the parties, and the timeline according to which the development of the Aject is to be carried out. Such Aject Development Plan shall be fixed until the *** *** of T3, unless otherwise determined by the Joint Development Committee. For each subsequent year thereafter, the Joint Development Committee shall revise the Aject Development Plan. Each such annual revision shall be made at least *** (***) *** prior to ***. Bioject's development activities, responsibilities and related timelines under the Aject Development Plan shall be reasonably acceptable to Bioject. AngioSense's development activities, responsibilities and related timelines under the Aject Development Plan shall be reasonably acceptable to AngioSense.

     3.2.3 Aject Development Budget. Within *** (***) *** of T3 ("T4"), the Joint Development Committee shall prepare and complete an Aject Development Budget associated with the Aject Development Plan. The Aject Development Budget shall be in standard accounting format, itemizing the Aject Development Costs. Such Aject Development Budget shall be fixed for as long as the Aject Development Plan remains fixed, and shall be revised according to the revisions made to the Aject Development Plan, unless otherwise determined by the Joint Development Committee. The portion of the Aject Development Budget related to Bioject's activities under the Aject Development Plan shall be reasonably acceptable to Bioject. The portion of the Aject Development Budget related to AngioSense's activities under the Aject Development Plan shall be reasonably acceptable to AngioSense.

     3.2.4 Aject Development. Bioject and AngioSense, respectively, shall be responsible for implementing, directly or through third parties, such portions of the Aject Development Plan for which each is responsible, and do such in accordance with the time schedules defined therein and in accordance with the Aject Development Budget. The Aject Development shall be overseen by the Joint Development Committee, and each party shall keep the Joint Development Committee reasonably informed as to its progress under the Aject Development Plan. Without limiting the foregoing, the parties agree to initiate implementation of the Aject Development Plan promptly after approval of such by the Joint Development Committee.

     3.3 AngioSense Product Development. The AngioSense Product Development comprises the creation and implementation of the product specifications, development plan, clinical plan and associated development budget necessary for the commercialization of the AngioSense Product, as defined above in Section
1.8. The parties agree that, at least in part, such AngioSense Product Development is necessarily dependent upon the successful progression of the Aject Product Development as defined in Section 3.1 of this Agreement II.

     3.3.1 AngioSense Product Development Plan. Accordingly, within *** (***) *** of T3, i.e., T4 (T3 being defined above as the date upon which the Aject Development Plan is to be completed), AngioSense shall deliver a completed AngioSense Product Development Plan to the Joint Development Committee. The
AngioSense Product Development Plan shall define the development activities, responsibilities of the parties, and the timeline according to which the development of the AngioSense Product is to be carried out. Upon approval of the AngioSense Product Development Plan, such AngioSense Product Development Plan shall be fixed until *** of T4, unless otherwise determined by the Joint Development Committee. For each subsequent year thereafter, AngioSense shall revise the AngioSense Product Development Plan for submission to and approval by the Joint Development Committee. Each such annual revision shall be made at least *** (***) *** prior to ***. Bioject's development activities, responsibilities and related timelines under the AngioSense Product Development Plan shall be reasonably acceptable to Bioject. AngioSense's development activities, responsibilities and related timelines under the AngioSense Product Development Plan shall be reasonably acceptable to AngioSense.

     3.3.2 AngioSense Product Development Budget. Within *** (***) *** of T4 ("T5"), the Joint Development Committee shall prepare and complete an AngioSense Product Development Budget associated with the AngioSense Product Development Plan. The AngioSense Product Development Budget shall be in standard accounting format, itemizing the AngioSense Product Development Costs. Such AngioSense Product Development Budget shall be fixed for as long as the AngioSense Product Development Plan remains fixed, and shall be revised according to the revisions made to the AngioSense Product Development Plan, unless otherwise determined by the Joint Development Committee. The portion of the AngioSense Product Development Budget related to Bioject's activities under the AngioSense Product Development Plan shall be reasonably acceptable to Bioject. The portion of the AngioSense Product Development Budget related to AngioSense's activities under the AngioSense Product Development Plan shall be reasonably acceptable to AngioSense.

     3.3.3 AngioSense Product Development. Bioject and AngioSense, respectively, shall be responsible for implementing, directly or through third parties, such portions of the AngioSense Product Development Plan for which each is responsible, and do such in accordance with the time schedules defined therein and in accordance with the AngioSense Product

Development Budget. The AngioSense Product Development shall be overseen by the Joint Development Committee, and each party shall keep the Joint Development Committee reasonably informed as to its progress under the AngioSense Product Development Plan. Without limiting the foregoing, the parties agree to initiate implementation of the AngioSense Product Development Plan promptly after approval of such by the Joint Development Committee.

     3.4 Development Costs. AngioSense shall pay to Bioject Aject Development Costs and AngioSense Product Development Costs (collectively "Costs") incurred by Bioject pursuant to the Aject Development Budget and the AngioSense Product Development Budget or any revisions thereto (collectively, "Budgets"), respectively; provided however, AngioSense shall not be obligated to pay Bioject for any Costs over any Budget, unless such Costs are approved in writing by the Joint Development Committee in advance of incurment of such Costs. Such Costs shall be payable and due *** (***) *** in advance in an amount equal to the *** for each such *** (***) *** period according to the respective Budget to which such payment is related. The initial payment in each case shall be due upon ***.

     3.5 Reports. Within a reasonable period after each relevant calendar month during the term of this Agreement II, each party shall submit to the Joint Development Committee by e-mail, or such other manner as the parties may mutually agree upon, a written summary of each party's progress and the specific activities performed by it under the Aject Development Plan and/or the AngioSense Product Development Plan during the previous calendar month.

     3.6 Records. Bioject shall complete true and accurate books of accounts and records of the Aject Development Costs and AngioSense Product Development Costs incurred for the Aject Development and AngioSense Product Development hereunder. Such books and records shall be kept by Bioject for at least three (3) years following each year to which they pertain. Such records will be open for inspection during such three (3)-year period, but no later than one (1) year after completion of the Aject Development and AngioSense Product Development, respectively, hereunder, by an independent auditor chosen by AngioSense and reasonably acceptable to Bioject for the purpose of verifying the reports provided by Bioject pursuant to Section 3.4 above. Such inspections may be made no more than twice each year, at reasonable times and on reasonable notice. The independent auditor shall be obligated to execute a reasonable confidentiality agreement prior to commencing any such inspection. Inspections conducted under this Section 3.5 shall be at the expense of AngioSense, unless a variation or error producing an overstatement exceeding five percent (5%) of the Aject Development Costs and/or AngioSense Product Development Costs, respectively, reported in any period covered by the inspection is established in the course of any such inspection, whereupon all costs relating to the inspection for such period shall be paid by Bioject. The parties will endeavor to minimize disruption of Bioject's normal business activities to the extent reasonably practicable.

     3.7 Capital Equipment. The Aject Development Costs and AngioSense Product Development Costs may include reasonable depreciation charges or lease expenses allocable to the Aject Development or the AngioSense Product Development for certain capital equipment used by

Bioject in connection with the Aject Development or the AngioSense Product Development. It is understood that Bioject will be the owner of all capital equipment purchased by Bioject in connection with the Aject Development and the AngioSense Product Development , whether or not separately identified in the Aject Development Plan or the AngioSense Product Development Plan.

                                    ARTICLE 4
                                    EQUIPMENT

     4.1 Use of Equipment. AngioSense shall acquire, at its own expense, and install or have installed at the Bioject's Facility, the equipment to be listed in Exhibit B, attached hereto, created and amended as needed throughout the term of this Agreement ("Equipment"). Additions or changes to Exhibit B shall be approved in writing by both parties. Bioject may utilize the Equipment for any use other than for the manufacture of the Aject and/or AngioSense Product for AngioSense with the prior written consent of AngioSense, which consent shall not be unreasonably withheld, on commercially reasonable and customary terms which AngioSense agrees to negotiate in good faith. Equipment shall also include but shall not be limited to (1) all future purchased manufacturing equipment (e.g., tools, molds, etc.) and (2) Aject and AngioSense Product components supplied by AngioSense to Bioject. The Equipment shall, at all times, remain the sole and exclusive property of AngioSense.

     4.2 Repair and Maintenance. Bioject, at its expense, shall make all necessary site preparations and cause the Equipment to be operated in accordance with any applicable operating manuals and manufacturer's instructions. Bioject shall effect and bear the expense of all necessary repair, maintenance, operation and replacements required to be made to maintain the Equipment in good condition, reasonable wear and tear excepted, and to comply with all applicable laws to which the use and operation of the Equipment may be or become subject. All replacement Equipment and parts furnished in connection with such maintenance or repair shall immediately become the property of AngioSense and part of the Equipment for all purposes hereof. All such maintenance, repair and replacement services shall be immediately paid for and discharged by Bioject with the result that no lien under any applicable laws will attach to the Equipment as a result of the performance of such services or the provision of any such material.

     4.3 Insurance. Bioject shall obtain and maintain for the term of this Agreement, at its own expense, (a) "all risk" insurance against loss or damage to the Equipment, (b) commercial general liability insurance (including contractual liability, products liability and completed operations coverage) reasonably satisfactory to AngioSense, and (c) such other insurance against such other risks of loss and with such terms, as shall in each case be reasonably satisfactory to or reasonably required by AngioSense (as to carriers, amounts and otherwise). The amount of the "all risk" insurance shall be equal to the replacement value of all Equipment and must otherwise be reasonably satisfactory to AngioSense as of each anniversary date of this Agreement.

     4.4 Replacement. If any items of Equipment shall become lost, stolen, destroyed, or damaged beyond repair for any reason, or in the event of condemnation, confiscation, seizure or requisition of title to or use of such items (collectively, an "Event of Loss"), Bioject shall promptly pay to AngioSense the fair market value of the Equipment subject to the Event of Loss as determined by an objective third party evaluator agreeable to both parties. Upon payment of such amount by Bioject, AngioSense will transfer to Bioject, "AS IS, WHERE IS, WITHOUT RECOURSE, REPRESENTATION OR WARRANTY," all of AngioSense's right, title and interest, if any, in such items of Equipment.

     4.5 Ownership. AngioSense and Bioject confirm their intent that title to the Equipment shall remain in AngioSense (or its successors and assigns) exclusively. If requested by AngioSense, Bioject will affix plates or markings on the Equipment and on any operating manuals and manufacturer's instructions indicating the interests of AngioSense and its assigns therein, and Bioject will not allow any other indicia of ownership or other interest in the Equipment to be placed on the Equipment. Bioject shall not sell, assign, grant a security interest in, sublet, pledge, hypothecate or otherwise encumber or suffer a lien upon or against the Equipment.

     4.6 Location. Bioject may move such Equipment from the Bioject's Facility only if Bioject gives at least thirty (30) days prior written notice of the relocation or provides such other documentation as AngioSense reasonably requests to protect its interest in the Equipment.

     4.7 Documents. Bioject shall keep copies of all operating manuals and manufacturer's instructions with respect to the Equipment in good condition at the Facility.

     4.8 Right of First Refusal. In the event AngioSense should decide to sell or otherwise dispose of any or all of the Equipment, Bioject shall have the right of first refusal to purchase such Equipment at AngioSense's good faith determination of the Equipment's fair market value. If Bioject elects not to purchase the Equipment under this Section 4.8, Bioject shall, at AngioSense's expense, return the Equipment to AngioSense in the same condition as delivered, normal wear and tear expected, at such location as AngioSense shall designate.

                                   ARTICLE 5

                              CLINICAL DEVELOPMENT

     5.1 Clinical Development. During the term of this Agreement II and in accordance with the decisions of the Joint Development Committee, AngioSense shall be responsible, at its expense, for conducting, directly or through third parties, all Clinical Development for the Aject and the AngioSense Products for applications within the Field or, where licensed, the Extended Field, and in accordance with the protocol and the timetable approved by the Joint Development Committee. AngioSense agrees to keep the Joint Development Committee reasonably informed as to the progress of Clinical Development of the Aject and the AngioSense Products hereunder. It is understood and agreed that, except as otherwise expressly agreed in writing, Bioject shall have no obligation to perform pre-clinical studies or clinical trials or other portions of the Clinical Development; provided, however, Bioject shall provide reasonable assistance to AngioSense regarding Clinical Development of the Aject and of the AngioSense Product and shall supply AngioSense with quantities of the Aject and of the AngioSense Product, as dictated by the Aject Development Plan and the AngioSense Development Plan, respectively, to be determined by the

Joint Development Committee pursuant to Article 3, as reasonably required to carry out clinical trials in accordance with the laws and regulations and Good Manufacturing Practice (GMP) standards as established by the FDA and in accordance with Article 10 below.

     5.2 Data. AngioSense shall provide the Joint Development Committee with detailed preclinical and/or clinical data acquired or produced by AngioSense pursuant to Section 5.1 above.

     5.3 Regulatory Filings. AngioSense shall prepare and file all regulatory documents for the Aject and the AngioSense Product, including Marketing Approval Applications for the Field, and shall use its best efforts to secure approval of such applications and thereafter maintain such approvals. All such activities shall be done in full consultation with the Joint Development Committee, including without limitation, all product registration plans and applications for marketing approvals (including Marketing Approval Applications filed with the FDA and other regulatory agencies, and similar applications, including applications for pricing approval and governmental reimbursement authorization) for the Aject and the AngioSense Product shall be submitted to the Joint Development Committee for review and approval by the Joint Development Committee prior to filing of such registrations with any health regulatory agency. Bioject shall provide reasonable assistance to AngioSense regarding the filing for and maintenance of such regulatory documents for the Aject and the AngioSense Product within the Field, including providing AngioSense with a right of reference to any applicable materials filed by Bioject to any relevant agency. All regulatory documents including Marketing Approval Applications for the Aject and the AngioSense Product shall be filed in AngioSense's name, except as otherwise required by local law.

                                    ARTICLE 6
                                     EQUITY

     6.1 Equity. In consideration of the rights granted to AngioSense hereunder, AngioSense shall issue to Bioject 277,222 shares of AngioSense Common Stock in accordance with the Milestone and Stock Payment Schedule set forth on Exhibit C and upon execution of the Stock Purchase Agreement attached as Exhibit D.

                                   ARTICLE 7
                                 GRANT OF RIGHTS

     7.1 License Grant. Bioject hereby grants to AngioSense a worldwide, exclusive, royalty-bearing license, with the right to grant sublicenses, under the Licensed Technology and under Bioject's interest in Improvements to make and have made, to the extent set forth in Section 8.5.2, use, import, distribute and sell the Aject and AngioSense Product in the Field.

     7.2 Right of First Refusal in the Extended Field. Bioject hereby grants to AngioSense a right of first refusal to obtain an exclusive license, with the right to grant sublicenses, under the Licensed Technology and Bioject's interest in Improvements to develop, make or have made, subject to Section 8.5.2, use, distribute, sell and import the Aject and the AngioSense Product in the

Extended Field. Upon receipt of Bioject's notice of intent to negotiate a license for the Licensed Technology and Improvements in the Extended Field, the parties shall negotiate in good faith the terms of such license within sixty
(60) days. In the event the parties are unable to agree on such terms, Bioject shall be free to enter into an agreement with a third party on the same terms as offered to AngioSense. 7.3 Prohibition on Reverse Engineering. AngioSense shall not reverse engineer the Iject, the Aject or any Improvements.

                                   ARTICLE 8
                               SUPPLY OF THE AJECT

     8.1 Terms and Conditions. All supply of the Aject and of the AngioSense Product by Bioject and all purchases of the Aject (alone or as part of the AngioSense Product) by AngioSense hereunder shall be subject to the terms and conditions of this Article 8.

     8.2 Product Supply and Purchase. Subject to the terms and conditions of this Article 8, except as set forth in Section 8.5.2, Bioject shall supply AngioSense with AngioSense's commercial requirements for the Aject (alone or as part of the AngioSense Product) in accordance with applicable Good Manufacturing Practices (GMP) as established by the FDA. Except as set forth in Section 8.5.2, AngioSense shall purchase all of its commercial requirements for the Aject (alone or as part of the AngioSense Product) from Bioject.

8.3 Minimum
Purchase Requirements. AngioSense will notify Bioject promptly upon receipt of FDA approval to market the Aject and/or the AngioSense Product for any drug or non-drug for any indication in the Field. At such time, Bioject and AngioSense will negotiate in good faith, reasonable quarterly minimum purchase requirements by AngioSense. In the event the parties are unable to agree, the provisions of
Section 18.2 shall apply.

     8.4 Forecasts. During the term of this Agreement II, at least thirty (30) days prior to the start of any calendar month , AngioSense shall provide Bioject with a rolling written forecast of the quantities the Aject (alone or as part of the AngioSense Product) (on a Product-by-Product basis) estimated to be required on a month-by-month basis for twelve (12) consecutive months ("M1" to "M12", respectively) (the "Forecast"). Each Forecast shall identify an anticipated launch date for the Aject (alone or as part of the AngioSense Product). Except as set forth in Section 8.5 below, AngioSense will provide such Forecasts as a means of production planning only and shall not constitute a binding obligation upon Bioject or AngioSense.

     8.5 Orders.

          8.5.1 Orders. Together with each forecast provided under Section 8.4 above, AngioSense shall place its firm order with Bioject for delivery of the Aject (alone or as part of the AngioSense Product) for the next three (3) month period ("Firm Order").

          8.5.2 Form of Order. AngioSense's orders shall be made pursuant to a written purchase order which is in a form mutually acceptable to the parties, and shall provide for shipment in accordance with reasonable delivery schedules as may be agreed upon from time to time by Bioject and AngioSense.

     8.6 Delivery. Bioject shall ship forecasted quantities the Aject (alone or as part of the AngioSense Product) in accordance with orders submitted and accepted in accordance with Section 8.5 above.

          8.6.1 Allocation. In the event that Bioject is unable to meet AngioSense's requirements for the Aject (alone or as part of the AngioSense Product) under either Section 8.2 or Section 8.5 above due to force majeure or otherwise, Bioject shall allocate such quantities of parts and services necessary for supplying the Aject that Bioject has in its then current inventory and control for the production of Ajects (alone or as part of the AngioSense Product) so that AngioSense receives at least its proportional share (vis-a-vis other distributors of Bioject's similar products) of available supplies as determined based on reasonable Forecasts (taking into consideration past usage and usage performance against forecast).

          8.6.2 Right to Manufacture. If for three (3) consecutive months Bioject fails to adequately supply AngioSense's requirements of the Aject (alone or as part of the AngioSense Product), and provided that such failure will or does result in a substantial interruption of supply of the Aject (alone or as part of the AngioSense Product) to the commercial market and is not due to action or inaction of AngioSense, then AngioSense may manufacture (or have manufactured) pursuant to this Section 8.5.2 the quantities of the Aject that Bioject fails to so supply. A failure to "adequately supply AngioSense's requirements" shall mean a failure to supply AngioSense ninety percent (90%) of the quantities of the Aject (alone or as part of the AngioSense Product) ordered in accordance with this Agreement II, in any three (3) consecutive months. The provisions of this paragraph 8.6.2 shall not be applicable for any month which becomes the subject of a Firm Order and for which month said Firm Order is more than fifteen percent (15%) greater than the Forecast last provided for such month. Notwithstanding the foregoing, the provisions of this Section 8.6.2 shall not become effective until the first month beginning twelve (12) months after the first Firm Order.

               8.6.2.1 License to Manufacture. Subject to all other terms and conditions of this Agreement II, where the provisions of Section 8.6.2 are applicable, Bioject hereby grants to AngioSense, and AngioSense hereby accepts a license (the "Bioject License") under the Licensed Technology and Bioject's interest in Improvements, with the right of sublicense to make and have made the Aject (alone or as part of the AngioSense Product) (which Bioject has failed to adequately supply as set forth above).

               8.6.2.2 Exercise of the Bioject License. AngioSense agrees not to exercise any of its rights under the Bioject License granted pursuant to Section 8.6.2.1, except to the extent expressly permitted in Section 8.6.2 above. In such event, Bioject shall provide to AngioSense copies of all documentation within Bioject's control that is reasonably necessary for

AngioSense to manufacture (or have manufactured) the Aject (alone or as part of the AngioSense Product), and shall reasonably cooperate with AngioSense to establish alternative supply, including sources of materials. AngioSense may exercise its right to have the Aject (alone or as part of the AngioSense Product) manufactured in accordance with Section 8.5.2 through a third party
contract   manufacturer.

               8.6.2.3 Return of Equipment. Immediately upon AngioSense's exercise of the Bioject License pursuant to Section 8.6.2.2, Bioject shall immediately allow AngioSense, at AngioSense's expense, to pack and ship all Equipment to a designation specified by AngioSense. In such event, the transfer price of the Aject (alone or as part of the AngioSense Product) shall be zero.


     8.7 Invoicing. Bioject shall submit an invoice to AngioSense upon each shipment of the Aject (alone or as part of the AngioSense Product) ordered by AngioSense. All invoices shall be sent to AngioSense's address for notices hereunder, and each such invoice shall state AngioSense's aggregate and Transfer Price (as defined in Section 9.1 below) for a given shipment, plus any insurance, taxes or other costs incident to the purchase or shipment initially paid by Bioject but to be borne by AngioSense hereunder.

     8.8 Shipping. All Ajects or AngioSense Products delivered pursuant to the terms of this Agreement II shall be suitably packed for shipment by Bioject and marked for shipment to the destination point indicated in AngioSense's purchase order. All such shipments will be delivered FCA (Incoterms 1990) the United States shipping point designated by Bioject. The carrier shall be selected by AngioSense. All shipping and insurance costs, as well as any special packaging expenses, shall be paid by AngioSense.

     8.9 Product Acceptance. All shipments and all shipping and other charges shall be deemed correct unless Bioject receives from AngioSense, no later than thirty (30) days after the shipment date, written notice specifying the shipment, the purchase order number, and the nature of the discrepancy between the order and the shipment or the exact nature of the discrepancy in the shipping or other charges, as applicable. Each shipment of the Aject and of the AngioSense Product hereunder shall be accompanied by certified quality control protocol such and other information as may be reasonably requested by AngioSense from time to time for each lot of the Aject (alone or as part of an AngioSense Product) therein as well as such customs and other documentation as is necessary or appropriate.

     8.10 Return of Product. All returns of the Aject (alone or as part of the AngioSense Product) shall be in accordance with a mutually agreeable product return policy.

                                   ARTICLE 9
                     TRANSFER PRICING; ROYALTIES; PAYMENTS;
                                BOOKS AND RECORDS

     9.1 Transfer Pricing.

     9.1.1 Commercial Products. Subject to the provisions of Section 8.5.2.3, the transfer price of the Aject (alone or as part of the AngioSense Product) supplied to AngioSense hereunder is estimated as set forth in Exhibit E (the "Estimated Transfer Price") based on Bioject's representation of the current configuration of the Iject. The actual transfer price for the Aject (alone or as part of the AngioSense Product) shall be determined by the Joint Development Committee in the context of the Aject Development Budget and the AngioSense Product Development Budget, respectively, shall take into account estimated sales volumes, the cost of goods, and the anticipated average selling price of the Aject (alone or as part of the AngioSense Product) (the "Actual Transfer Price"); provided however, the parties contemplate that such Actual Transfer Price shall provide Bioject with a reasonable profit margin, and considered to be *** to Bioject from the transfer price in Exhibit E of this agreement. Notwithstanding the foregoing, once the Actual Transfer Price is established, such Actual Transfer Price shall be subject to an annual increase not to exceed the greater of *** percent (***%) or the increase in the *** for the immediately preceding year. Bioject will give AngioSense thirty (30) days' prior written notice of such increase. With respect to amounts due to Bioject for units of the Aject supplied to AngioSense under this Section 9.1.1, AngioSense shall pay Bioject within thirty (30) days of invoice or date of shipment of the Aject, whichever is later.

          9.1.2 Development Products. With respect to units of the Aject to be used for research, development, and clinical testing within the scope of the Aject Development Plan and the AngioSense Product Development Plan and in accordance with Article 5 of this Agreement II, Bioject agrees to transfer the Aject (alone or to be used as part of the AngioSense Product) free of charge; provided, however AngioSense shall be responsible for all shipping and insurance charges for such as set forth in Section 8.7 above. Notwithstanding anything herein to the contrary, Bioject shall be obligated to supply only those quantities of the Aject for use within the scope of the Aject Development Plan and the AngioSense Development Plan as reasonably determined by the Joint Development Committee. All units of the Ajects supplied to AngioSense under this
Section 9.1.2 shall not be used for any other purpose.

     9.2 Inventory. During the term of this Agreement II, AngioSense shall maintain a quantity of the Aject as AngioSense deems appropriate, in its sole discretion, in order to meet the product requirements of AngioSense's customers and potential customers.

     9.3 Royalty. In consideration of the rights granted to AngioSense hereunder, AngioSense shall pay Bioject a royalty equal to *** percent (***%) of *** of the Aject and/or the AngioSense Product by AngioSense, its Affiliates and Sublicensees covered by a Valid Claim of a Licensed Patent, or any patent which claims Joint Inventions, in the country in which such is sold. Payments under this Section 9.3 shall be made on no more than one sale transaction for each Aject and/or AngioSense Product. No multiple royalties shall be payable regardless of the fact that the manufacture, use or sale of the Aject and/or the AngioSense Product may be covered by more than one Valid Claim licensed hereunder. For the removal of doubt, the royalties payable under this Section 9.3 shall continue to apply after the manufacturing license in Section 8.5.2 becomes effective.

          9.3.1 Royalty Payments. With respect to royalties due on sales of the Aject this Section 9.3, AngioSense shall provide to Bioject a quarterly royalty report as follows: After the first sale of the Aject (alone or as part of the AngioSense Product) hereunder, within forty-five (45) days after the end of each calendar quarter, AngioSense shall deliver to Bioject a true and accurate report, giving such particulars of the business conducted by AngioSense, its Affiliates and Sublicensees, if any, during such calendar quarter as are pertinent to account for royalties due under this Article 9, except upon AngioSense's exercise of the rights granted under Section 8.5.2, in which case AngioSense will make such reports and payments to Bioject within forty-five (45) days after the end of AngioSense's fiscal year. Such report shall include at least (i) the total of *** of the Aject (alone or as part of the AngioSense Product) during such fiscal period; and (ii) the calculation of royalties owed to Bioject. Simultaneously with the delivery of each such report, AngioSense shall pay to Bioject the total royalties, if any, due to Bioject for the fiscal period of such report. AngioSense shall make all payments to Bioject under this Agreement II by wire transfer in United States dollars in immediately available funds to a bank designated by Bioject.

     9.4 Sublicense Fees. AngioSense shall pay to Bioject *** percent (***%) of revenue received from Sublicensees in the form of up front license fees and milestone fees, excluding revenue received for *** and ***.

     9.5 Third Party Royalties. If AngioSense takes a licenses or otherwise acquires rights from a third party necessary for the sale or use of the Aject (alone or as part of the AngioSense Product) within the Field, then AngioSense shall have the right to deduct the amounts actually paid by AngioSense to the third party against royalties payable under Section 9.3 above, unless such technology is protected by a patent owned by AngioSense or its Affiliates. Notwithstanding the foregoing, in no event shall the royalties due Bioject be reduced to less than one-third of the royalties payable before the deduction described in this Section 9.5.

     9.6 Records; Inspection. AngioSense shall keep, and require its Affiliates and Sublicensees to keep, complete, true and accurate books of accounts and records for the purpose of determining the amounts payable under this Article 8. Such books and records shall be kept for at least three (3) years following the end of the calendar quarter to which they pertain. Such records will be open for inspection during such three (3) year period by an independent auditor chosen by Bioject and reasonably acceptable to AngioSense for the purpose of verifying the amounts payable by AngioSense under this Article 9. Such inspections may be made no more than once each calendar year, at reasonable times and on reasonable notice. The independent auditor shall be obligated to execute a reasonable confidentiality agreement prior to commencing any such inspection. Inspections conducted under this Section 9.6 shall be at the expense of Bioject, unless a variation or error producing an underpayment in amounts payable exceeding five percent (5%) of the amount paid for any period covered by the inspection is established in the course of any such inspection, whereupon all costs relating to the inspection for such period and any unpaid amounts that are discovered shall be paid by AngioSense, together with interest on such unpaid amounts equal to the lesser of the prime rate as reported in The Wall Street Journal (U.S., Eastern edition) on the last day of the calendar quarter which such unpaid amounts applied plus one percent (1%) per month or the maximum rate permitted by applicable law, calculated on the number of days overdue. The parties will endeavor to minimize disruption of AngioSense's normal business activities to the extent reasonably practicable.

                                   ARTICLE 10
                                COMMERCIALIZATION

     10.1 Technical Literature. Bioject shall provide to AngioSense appropriate technical information relating to the Aject from time to time during the term of this Agreement II to assist AngioSense in developing appropriate technical literature and marketing materials to support its efforts in the commercialization of the Aject (alone or as part of the AngioSense Product).

     10.2 Product Packaging and Labeling. The trade dress, style of packaging and the like with respect to the Aject and the AngioSense Product will be determined by AngioSense so as to be consistent with AngioSense's standard trade dress and style. AngioSense shall be responsible for any increase in packaging and labeling costs over Bioject's current standard costs.

                                   ARTICLE 11
                                PRODUCT WARRANTY

     11.1 Product Warranty. Bioject warrants to AngioSense that at the time of delivery to AngioSense of the Aject (alone or as part of the AngioSense Product) purchased by AngioSense shall (i) have been manufactured in compliance with Good Manufacturing Practices (GMP) as established by the FDA and (ii) conform to the Aject Specification and/or AngioSense Product Specification as the case may be. Bioject makes no warranty (express, implied, or statutory) for any Aject (alone or as part of the AngioSense Product) that is modified or subjected to accident, misuse, neglect or improper storage. If the Aject (alone or as part of the AngioSense Product) supplied hereunder fails to conform to the applicable Aject Specification and/or AngioSense Product Specification, AngioSense shall notify Bioject no later than thirty (30) days after its discovery of the nonconformity (but in no event later than one hundred and eighty-five (185) days after delivery) and AngioSense shall present reasonable evidence to Bioject of such nonconformity. Bioject agrees to replace at no additional expense to AngioSense such a nonconfirming Aject (alone or as part of the AngioSense Product) with a new such Aject which conforms to the applicable Aject Specification and/or AngioSense Product Specifications within thirty (30) days after receipt of AngioSense's notification under this Section 11.1. Bioject may analyze the Aject rejected by AngioSense for nonconformity and if it is objectively established that the Aject was conforming, then AngioSense shall be responsible for payment of the Aject. All returns shall be as set forth in Section 8.9 above. Bioject's sole obligation under the warranty stated above shall be to repair or replace at Bioject's option any nonconforming Ajects. OTHER THAN EXPRESSLY SET FORTH HEREIN, BIOJECT MAKES NO OTHER WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE.

                                   ARTICLE 12
                              INTELLECTUAL PROPERTY

     12.1 Bioject Field and AngioSense Field. The parties acknowledge that Bioject has considerable knowledge and expertise in the area of jet injection (the "Bioject Field") and that AngioSense has considerable knowledge and expertise in the area of delivery of a drug or biologic agent to the cardiac or cardiovascular system via (i) a catheter or (ii) a non-catheter based delivery method ( the "AngioSense Field").

     12.2 Joint Inventions. Subject to the rights and licenses granted herein, all right, title and interest in and to all inventions and other intellectual property made jointly by personnel of AngioSense and Bioject ("Joint Invention"), shall be assigned to AngioSense. AngioSense shall retain the exclusive right to practice in the AngioSense Field under the Joint Invention, and as licensed under this Agreement II. Bioject shall retain no right to practice in the AngioSense Field under the Joint Invention. AngioSense hereby grants to Bioject a royalty-free exclusive worldwide license, with the right to sublicense, under Joint Invention to develop, make, have made, use, import, distribute, and sell products in the Bioject Field, except for those areas of the Bioject Field licensed under this Agreement II. AngioSense shall retain no right to practice in the Bioject Field under Joint Invention, except as licensed under this Agreement II.

     12.3 Joint Rights. The parties shall share rights to practice under the Joint Invention in areas other than the AngioSense Field and the Bioject Field (the "Joint Rights"), with each party required to gain the written consent of the other in order to sublicense such Joint Rights, which consent shall not be unreasonably withheld; and with an obligation to account to and share with the other party revenues or royalties accrued and paid on account of the exercise of the Joint Rights. The parties agree to negotiate in good faith revenue sharing relating to the Joint Rights, based on the relative contribution of each party's technology to the subject Joint Invention. Each party shall promptly notify the other party in writing of any Joint Invention, which obligation shall be met by disclosure at the next meeting of the Joint Development Committee. Each party shall ensure that all employees and consultants of such party, assist the other in accomplishing the foregoing.

     12.4 Sole Inventions. Subject to the rights and licenses granted herein, all right, title and interest in and to all inventions and other intellectual property made solely by personnel of a party hereto in connection with the performance of such party's obligations hereunder shall be owned solely by such party (a "Sole Invention"). AngioSense will promptly advise Bioject of the filing of any patent application covering an AngioSense Sole Invention having claims that include or reference technology covered by any Bioject patent (now existing or issued during the term of this Agreement)Bioject will promptly advise AngioSense of the filing of any patent application covering a Bioject Sole Invention having claims that include or reference technology covered by any AngioSense patent (now existing or issued during the term of this Agreement).

          12.4.1 AngioSense License Grant to Bioject. AngioSense hereby grants to Bioject a royalty-bearing, exclusive worldwide license, with the right to sublicense, under such AngioSense Sole Inventions to develop, make, have made, use, import, distribute, and sell products in the Bioject Field but outside the Field and outside the licensed portions of the Extended Field. Bioject agrees to pay AngioSense a royalty equal to *** percent (*** %) of *** on products sold, leased, distributed or transferred by Bioject, and its Affiliates and
Sublicensees wherein such products are covered by a Valid Claim of any such patent covering an AngioSense Sole Invention. AngioSense shall retain no right to practice in the Bioject Field under such AngioSense Sole Invention, except as licensed under this Agreement II.

          12.4.2 Bioject License Grant to AngioSense. Bioject hereby grants to AngioSense a royalty-bearing, exclusive worldwide license, with the right to sublicense, under such Bioject Sole Invention to develop, make, have made, use, import, distribute, and sell products in the AngioSense Field. AngioSense agrees to pay Bioject a royalty equal to *** percent (***%) of *** on products sold, leased, distributed or transferred by Bioject, and its Affiliates and
Sublicensees wherein such products are covered by a Valid Claim of any such patent covering an Bioject Sole Invention. Bioject shall retain no right to practice in the AngioSense Field under such Bioject Sole Invention, except pursuant to the provisions of this Agreement II. 12.4.3 Payment; Sublicenses; Third Party Licenses. All provisions of Article 8 of this Agreement II relating to payment of royalties, sublicense fee, and third party licenses shall apply to the licenses granted under Section 12.4 hereunder.

     12.5 Patent Prosecution.

          12.5.1 Sole Inventions. Each party shall, at its expense, control the preparing, filing, prosecuting and maintaining the patent applications developed solely by its employees during the course of this Agreement. In the event a party elects not to maintain a patent, that party shall notify the other party, in writing, at least thirty (30) days prior to the due date of a maintenance fee, and that other party shall have the option of paying the fee to maintain the patent. In that event, the patent shall be assigned to the party paying the maintenance fee.

          12.5.2 Joint Inventions. AngioSense shall have the first right to prepare, file, prosecute and maintain patent applications and patents which claim Joint Inventions. Without limiting the foregoing, AngioSense agrees to first consult with Bioject as to the preparation, filing, prosecution and maintenance of such patents and patent applications and shall furnish to Bioject copies of documents relevant to any such preparation, filing, prosecution and maintenance and AngioSense further agrees to incorporate all of Bioject's reasonable comments with respect thereto. In the event that AngioSense elects not to pay any costs and fees with respect to a particular patent or patent application covering a Joint Invention or elects not to pursue patent protection for any Joint Invention, then AngioSense shall give Bioject at least thirty (30) days prior written notice thereof and shall assign to Bioject all of its right, title and interest therein.

          12.5.3  Cooperation.   Bioject  shall  cooperate  with  AngioSense  in
connection with such activities under Section 12.5.2, at AngioSense's request and expense.

     12.6 Improvements. Upon conceiving of an Improvement, the conceiving party shall promptly disclose to the other party the inventions, patent rights and other subject matter within the Improvement so conceived. This prompt disclosure requirement shall be met if disclosure is made at the next meeting of the Joint Development Committee. Upon AngioSense's request Bioject shall provide AngioSense with access to Technical Information as reasonably necessary for AngioSense to exploit the licenses granted in this Agreement II.

     12.7 Defense of Third Party Infringement Claims. If the sale or use of the Aject within the Field pursuant to this Agreement II results in a claim, suit or proceeding brought by a third party against AngioSense or Bioject alleging infringement of such third party's patents ("Action"), such party shall promptly notify the other party hereto in writing. The party subject to such Action shall have the exclusive right to defend and control the defense of any such Action using counsel of its own choice, and the Action shall be at such party's own expense; provided, however, that the other party may participate in the defense and/or settlement thereof at its own expense with counsel of its choice. The party subject to the Action agrees to keep the other party hereto reasonably informed of all material developments in connection with any such Action. If both parties are named as defendants or are the subject of a claim, they agree to jointly defend the action. In the event of such joint defense, the parties shall agree to equal finding as well as equal say in the determination of counsel, control of the litigation and the settlement thereof.

     12.8 Enforcement. If either party determines or has a reason to believe that any Licensed Patent or any patent covering Joint Inventions, which is necessary for the manufacture, use or sale of the Aject, is being infringed by a third party or is subject to a declaratory judgment action arising from such infringement, (an "Infringement"), such party shall promptly notify the other party hereto.

          12.8.1 By Bioject. Bioject shall have the first right (itself or through others), at its sole option and expense, to bring suit to enforce the intellectual property rights within such Licensed Technology and/or to defend any declaratory judgment action with respect thereto, in each case with respect to an Infringement (each, for purposes of Section 12.8, an "Enforcement Action").

          12.8.2 By AngioSense. In the event Bioject elects not to initiate an Enforcement Action against a commercially significant Infringement, within three
(3) months of a request by AngioSense to do so, AngioSense may initiate such Enforcement Action at its expense with Bioject's prior written consent, as the parties mutually agree. Bioject shall have the right to participate in any such action with counsel of its own choice at its own expense.

          12.8.3 Recoveries. All recoveries from an Enforcement Action shall be first applied to reimburse the controlling party's and then the non-controlling party's unreimbursed expenses, including without limitation, reasonable attorney's fees and court costs. Any remainder shall, to the extent the same relates to the Infringement, be treated as Net Sales.

          12.8.4 Cooperation. In addition, with regard to any Enforcement Action the non-controlling party shall cooperate with the controlling party, including without limitation, by joining as a party plaintiff, executing documents and making available all relevant personnel, records, papers, information, samples, specimen and other similar materials in the non-controlling party's possession, in each case as the controlling party may reasonably request

                                   ARTICLE 13
                         REPRESENTATIONS AND WARRANTIES

     13.1 Bioject Warranties. Bioject warrants and represents to AngioSense that
(i) it has the full right and authority to enter into this Agreement II and grant the rights granted herein; (ii) it has not previously granted and will not grant any rights in conflict with the rights granted herein; (iii) to Bioject's knowledge and belief, there are no threatened or pending actions, suits or claims against it with respect to its right to enter into and perform its obligations under this Agreement II; and (iv) Bioject's obligations and AngioSense's rights hereunder shall not be encumbered or in any way diminished by a Change in Control of Bioject.

     13.2 AngioSense Warranties. AngioSense warrants and represents to Bioject that (i) AngioSense has the full right and authority to enter into this Agreement and grant the rights granted herein; (ii) AngioSense has not previously granted and will not grant any rights in conflict with the rights granted herein; (iii) to AngioSense's knowledge and belief, there are no existing or threatened actions, suits or claims pending against it with respect to its right to enter into and perform its obligations under this Agreement; and
(iv) AngioSense's obligations and Bioject's rights hereunder shall not be encumbered or in any way diminished by a Change in Control of AngioSense.

                                   ARTICLE 14
                                CONFIDENTIALITY

     14.1 Confidential Information. Except as expressly provided herein, the parties agree that, for the term of this Agreement II and thereafter, the receiving party shall not publish or otherwise disclose and shall not use for any purpose any information furnished to it by the other party hereto pursuant to this Agreement II which if disclosed in tangible form is marked "Confidential" or with other similar designation to indicate its confidential or proprietary nature, or if disclosed orally is confirmed as confidential or proprietary by the party disclosing such information at the time of such disclosure ("Confidential Information"). Notwithstanding the foregoing, it is understood and agreed that Confidential Information shall not include information that, in each case as demonstrated by written documentation: (a) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure; (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party; (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement II; or (d) was subsequently lawfully disclosed to the receiving party by a person other than a party hereto or developed by the receiving party without reference to any information or materials disclosed by the disclosing party.

     14.2 Permitted Disclosures. Notwithstanding the provisions of Section 14.1 above, each party hereto may disclose the other's Confidential Information to the extent such disclosure is reasonably necessary, in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations, submitting information to tax or other governmental authorities, or conducting clinical trials or in exercising its rights hereunder (including granting any permitted sublicenses), provided that if a party is legally required to make any such disclosure of another party's Confidential Information, to the extent it may legally do so, it will give reasonable advance written notice to the latter party of such disclosure and, save to the extent inappropriate in the case of patent applications, will use its reasonable efforts to secure confidential treatment of such Confidential Information prior to its disclosure (whether through protective orders or otherwise).

                                   ARTICLE 15
                                 INDEMNIFICATION

     15.1 Indemnification of Bioject. AngioSense shall indemnify each of Bioject and its directors, officers, and employees and the licensors, successors and assigns of any of the foregoing (the "Bioject Indemnitees"), and hold each Bioject Indemnitee harmless from and against any and all liabilities, damages, settlements, claims, actions, suits, penalties, fines, costs or expenses (including, without limitation, reasonable attorneys' fees and other expenses of litigation) (a "Claim") incurred by any Bioject Indemnitee, arising from or occurring as a result of a product liability claim for the Aject (alone or as part of the AngioSense Product) except in which such claim is due to a breach of Bioject's warranties under Section 13.1.

     15.2 Indemnification of AngioSense. Bioject shall indemnify each of AngioSense and its directors, officers, and employees and the successors and assigns of any of the foregoing (the "AngioSense Indemnitees"), and hold each AngioSense Indemnitee harmless from and against any and all liabilities, damages, settlements, claims, actions, suits, penalties, fines, costs or expenses (including, without limitation, reasonable attorneys' fees and other expenses of litigation) (a "Claim") incurred by any AngioSense Indemnitee, arising from or occurring as a result of breach of Bioject's warranties under
Section 13.1.

     15.3 Procedure. A party (the "Indemnitee") that intends to claim indemnification under this Article 14 shall promptly notify the other party (the "Indemnitor") in writing of any loss, claim, damage, liability or action in respect of which the Indemnitee or any of its directors, officers, employees, licensors, successors or assigns intends to claim such indemnification, the Indemnitor shall have sole control of the defense and/or settlement thereof. The indemnity agreement in this Article 15 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld unreasonably. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this Article 15 but the omissions so to deliver written notice to the Indemnitor shall not relieve the Indemnitor of any liability that it may have to any Indemnitee otherwise than under this Article 15. The Indemnitee under this
Article 15 and its employees, shall
cooperate fully with the Indemnitor and its legal representatives and provide full information in the investigation of any Claim covered by this indemnification.

                                   ARTICLE 16
                              TERM AND TERMINATION

     16.1 Term. This Agreement II shall become effective as of the Effective Date and, unless earlier terminated pursuant to the other provisions of this
Article 16, shall continue in full force and effect for the longer of (i) fifteen (15) years after the Effective Date or (ii) expiration, revocation or invalidation of the last patent or abandonment of the last patent application within the Licensed Patents.

     16.2 Termination for Cause. Either Bioject or AngioSense may terminate this Agreement II by written notice stating each party's intent to terminate in the event the other shall have materially breached or defaulted in the performance of any of its material obligations hereunder, and such default shall have continued for sixty (60) days after written notice thereof was provided to the breaching party by the non-breaching party.

     16.3 Bankruptcy Proceedings. Either party hereto may terminate this Agreement II by notice to the other party, if (i) such other party shall make an assignment of substantially all of its assets for the benefit of creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver or any trustee for such party or substantially all of such party's assets, or shall commence any proceeding under any dissolution or liquidation law or statute of any jurisdiction (provided that no entity succeeds to the business of such party following such dissolution or liquidation) whether now or hereafter in effect which is not dismissed within sixty (60) days; or
(ii) there shall have been filed any such petition or application against such other party, or any such proceeding shall have been commenced against such party, in which an order for relief is entered or which remains undismissed for a period of ninety (90) days or more; or (iii) such other party by an act or knowing failure to act shall indicate such party's consent to, approval of or acquiescence in, any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or any trustee for such party, or any substantial part of any of such party's properties, or shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of ninety (90) days or more.

     16.4 Effect of Expiration and Termination.

          16.4.1 Accrued Obligations. Termination of this Agreement II for any reason shall not release any party hereto from any liability which, at the time of such termination, has already accrued to the other party or which is attributable to a period prior to such termination, nor preclude either party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement II.

          16.4.2  Refund  of  Aject  Development  Funding.  In  the  event  that
AngioSense terminates this Agreement II for cause pursuant to Section 16.2 above, Bioject shall refund within thirty (30) days of the effective date of such termination all Costs, as defined in Section 3.3, paid to Bioject pursuant to Article 3 for the three (3) month period to which the most recent Cost payment applies in excess of the Aject
Development Costs and the AngioSense Product Development Costs incurred by Bioject during such three month period and prior to the effective date of such termination. Bioject will provide AngioSense a financial statement setting forth the Costs incurred for such three (3) month period prior to the effective date of such termination; provided, however in the event Bioject disputes in good faith AngioSense's right to terminate the Agreement II for cause, then Bioject shall place any disputed amounts into an interest bearing escrow and AngioSense shall not be entitled to such refund until it is determined in accordance with
Section 18.2 below that Bioject was in material breach or default in the performance of any of its material obligations hereunder and failed to correct such breach or default, within sixty (60) days after receipt of notice from AngioSense under Section 16.2, in which case the disputed amounts plus interest shall be refunded to AngioSense, or in the case that it is determined that AngioSense did not have the right to terminate this Agreement II for cause, Bioject shall have the right to retain such disputed amounts plus interest.


          16.4.3 Products in Inventory. AngioSense shall purchase all units of the Aject (alone or as part of the AngioSense Product) ordered pursuant to
Section 8.5.1 as of the date of termination. AngioSense and its Affiliates and Sublicensees shall have the right to distribute any units of the Aject (alone or as part of the AngioSense Product) in their inventories or otherwise in their control as of the termination of this Agreement II for a period not to exceed six (6) months from such termination, in all cases, subject to the payments under Article 9 above.

          16.4.4 No Renewal, Extension or Waiver. Acceptance by Bioject of any order for the Aject (alone or as part of the AngioSense Product) from AngioSense after the effective date of termination of this Agreement II shall not be construed as a renewal or extension hereof, or as a waiver of termination of this Agreement II.

          16.4.5 Return of Equipment. Immediately upon termination or expiration of this Agreement II, Bioject shall return to AngioSense all Equipment provided to it under this Agreement II.

     16.5 Survival.  Articles 1, 11, 12, 13, 14, 15, 16, 17 and 18, and Sections
3.6 and 9.6 shall survive expiration or termination of this Agreement II for any reason.

                                   ARTICLE 17
                            LIMITATION OF LIABILITY

EXCEPT WITH RESPECT TO A BREACH OF ARTICLE 15, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR ANY THIRD PARTY FOR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS, LOST PROFITS, OR ANY OTHER SPECIAL, CONSEQUENTIAL, OR INCIDENTAL DAMAGES, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY ARISING OUT OF THIS AGREEMENT WHETHER BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE. THESE LIMITATIONS

SHALL APPLY WHETHER OR NOT A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY PROVIDED HEREIN.

                                   ARTICLE 18
                                  MISCELLANEOUS

     18.1 Governing Law. This Agreement II and any dispute arising from the performance or breach hereof shall be governed by and construed and enforced in accordance with, the laws of the State of California, without reference to conflicts of laws principles.

     18.2 Disputes.

          18.2.1 Resolution. In the event that the Joint Development Committee, or Bioject and AngioSense, are unable to resolve any dispute between them, either Bioject or AngioSense may, by written notice to the other, have such dispute referred to the Chief Executive Officers (or equivalent) of Bioject and AngioSense, for attempted resolution by good faith negotiations within twenty-one (21) days after such notice is received. Unless otherwise mutually agreed, the negotiations between the designated officers shall be conducted by telephone, within three (3) days and at times within the period stated above offered by the designated officers of AngioSense to the designated officer of Bioject for consideration.

          18.2.2 Arbitration. AngioSense and Bioject agree that any dispute or controversy arising out of, in relation to, or in connection with this Agreement II, or the validity, enforceability, construction, performance or breach hereof, and not settled pursuant to Section 18.2.1 above shall be settled by binding arbitration as set forth in Exhibit F.

     18.3 Force Majeure. Nonperformance of any party (except for payment obligations) shall be excused to the extent that performance is rendered impossible by strike, fire, earthquake, flood, governmental acts or orders or restrictions, delay or failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the gross negligence or willful misconduct of the nonperforming party.

     18.4 No Implied Waivers; Rights Cumulative. No failure on the part of Bioject or AngioSense to exercise and no delay in exercising any right under this Agreement II, or provided by statute or at law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, nor shall any partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

     18.5 Independent Contractors. Nothing contained in this Agreement II is intended implicitly, or is to be construed, to constitute Bioject or AngioSense as partners in the legal sense. No party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of any other party or to bind any other party to any contract, agreement or undertaking with any third party.

     18.6 Notices. All notices, requests and other communications hereunder shall be in writing and shall be personally delivered or sent by registered or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below, or such other address as may be specified in writing to the other parties hereto:

                  AngioSense:           AngioSense, Inc
                                        2611 Knollwood Drive
                                        Cameron Park, California 95682
                                        Attn:  Robert C. Glines

                  with a copy to:       Wilson Sonsini Goodrich & Rosati
                                        Professional Corporation
                                        650 Page Mill Road
                                        Palo Alto, California 94304-1050
                                        Attn: Casey McGlynn, Esq.

                  Bioject:              Bioject, Inc.
                                        7620 S.W. Bridgeport Road
                                        Portland, Oregon  97224
                                        Attn: Chief Financial Officer

                  with a copy to:       Stoel Rivers LLP
                                        900 S.W. Fifth Avenue, Suite 2600
                                        Portland, Oregon  97204
                                        Attn:  Annette Mulee, Esq.


     18.7 Assignment. This Agreement shall not be assignable by either party to any third party without the written consent of the other party hereto any attempted assignment in violation of this Section 17.7 shall be null and void. Notwithstanding the foregoing, AngioSense may assign this Agreement without Bioject's consent to an entity that acquires all or substantially all of its business or assets whether by merger, acquisition, or otherwise; provided that such entity does not generate ten percent (10%) or more of its revenue from the development, manufacture or distribution of jet injection technology (a "Jet Injection Entity"). Assignment to any Jet Injection Entity is subject to the first sentence of this Section 18.7.

     18.8 Visiting Personnel. Certain activities of the parties hereunder may include certain one party's personnel including without limitation senior scientists visiting and/or being stationed at the other party's facilities for some period of time; in such case such the visiting personnel shall be bound by all rules and regulations pertaining to such facilities during the time at the facilities and each party shall be responsible for and assume all risk of injury or damage done or suffered by its personnel when such personnel are at the other party's facilities, except for injury or damage caused by the negligence or misconduct of the other party.

     18.9 Modification. No amendment or modification of any provision of this Agreement II shall be effective unless in writing signed by all parties hereto. No provision of this Agreement II shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or any other matter not set forth in an agreement in writing and signed by all parties.

     18.10 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

     18.11 Publicity. Each of the parties hereto agrees not to disclose to any third party the terms and conditions of this Agreement II without the prior written consent of the other party hereto, except to advisors, investors and others on a need-to-know basis under circumstances that reasonably ensure the confidentiality thereof, or to the extent required by law.

     18.12 Headings. Headings used herein are for convenience only and shall not in any way affect the construction of or be taken into consideration in interpreting this Agreement II.

     18.13 No Implied Licenses. Except as expressly provided herein, no party hereto grants to any other party hereto any rights or licenses under such party's patent rights, trade secrets or other intellectual property rights.

     18.14 Entire Agreement. This Agreement II, including the Exhibits attached hereto, constitutes the entire agreement with respect to the subject matter hereof, and supersedes all prior or contemporaneous understandings or agreements, whether written or oral, between Bioject and AngioSense with respect to such subject matter.

     18.15 Counterparts. This Agreement II may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement II to be duly executed and delivered effective as of the Effective Date.


Bioject, Inc.                         AngioSense, Inc.
("Bioject")                           ("AngioSense")


By: -------------------------------   By: -------------------------------

Name:  ----------------------------   Name: -----------------------------

Title: ----------------------------   Title: ----------------------------

         List of Exhibits:
         -----------------
         Exhibit A--Licensed Patents
         Exhibit B--Aject Development Plan
         Exhibit C--Milestone and Stock Purchase Schedule
         Exhibit D--Form of Stock Purchase Agreement
         Exhibit E--Transfer Pricing Schedule
         Exhibit F--Arbitration Procedures

                                    EXHIBIT A

                                LICENSED PATENTS



                         Patent       Docket
Date                     Number       Number        Country           Description                  Area of Protection
-----------------------------------------------------------------------------------------------------------------------------------
Jan 30, 1997             5782802      15466-011     USA               Multiple use needle-less     Apparatus
                                                                      hypodermic injection
                                                                      device for individual users

Aug 5, 1998              4966581      98019         USA


                          LICENSED PATENT APPLICATIONS


Date                  Docket Number     Country     Description                                        Area of Protection
-----------------------------------------------------------------------------------------------------------------------------------
***                  ***               ***          ***                                                ***

***                  ***               ***          ***                                                ***

***                  ***               ***          ***                                                ***

                                    EXHIBIT B

                                    EQUIPMENT



1. All tooling and molds necessary for developing and manufacturing the Iject and the Aject (alone or as part of the AngioSense Product) quantities sufficient to meet AngioSense's requirements.

                                    EXHIBIT C

                               Milestone Schedule

In the event that each of the following three (3) milestones (each, an "Iject/Aject Milestone") is achieved by or before the due date listed across from such Milestone (each such date, an "Iject/AjectMilestone Due Date"), AngioSense shall issue to Bioject 277,222 shares of Common Stock pursuant to the terms of the Stock Purchase Agreement by and between Bioject and AngioSense and of even date herewith (the "Stock Purchase Agreement"), which Stock Purchase Agreement is attached as Exhibit D to the Agreement. If any one or more of the Iject/Aject Milestones is not achieved by the applicable Iject/Aject Milestone Due Date, then the condition precedent to AngioSense's obligation to issue shares to Bioject pursuant to Section 3 of the Stock Purchase Agreement in connection with the Iject Product will not be met and AngioSense shall have no obligation to issue any such shares pursuant to such Section 3. Should the milestones not be achieved on a timely basis, Angiosense shall issue 277,222 shares when the milestones are completed, or decide to cancel the project, and Bioject's entire obligation under Agreement II will be cancelled.


Iject/Aject Milestones                                                                        Due Date
--------------------------------------------------------------------------------------------------------
1.   Provide AngioSense with three  intraoperative  prototype devices for use in             ***
     animal studies
2.   Use commercially  reasonable  efforts to assist  AngioSense,  as reasonably             ***
     requested,  prior to the Due Date in submitting 1st  regulatory  filing for the Aject device,  whether or not AngioSense submits any such filing by the
     Due Date.  Bioject shall not be held responsible for filing of AngioSense's regulatory submissions.
3.   Provide  necessary   information  and   documentation  to  AngioSense,   as             ***
     reasonably  requested  prior  to the  Due  Date,  for  filing  U.S.  patent application  for the Aject device,  whether or not  AngioSense  submits any such  filing by the Due Date.  Bioject  shall not be held  responsible  for filing of AngioSense's U.S. patent application.

                                    EXHIBIT E




Estimated Transfer Price Schedule


                                                   Annual Unit Purchases

Device                                             5,000      10,000     20,000      50,000      75,000      100,000
---------------------------------------------------------------------------------------------------------------------
Aject (preliminary estimate based on current       ***        ***        ***         ***         ***         ***
configuration of Iject)




*    ***

                                    EXHIBIT F

                                   ARBITRATION


     (a) Initiation of Arbitration. A party ("Complaining Party") which intends to begin an arbitration to resolve a Dispute as contemplated by Section of the Agreement ("Arbitration") shall initiate the Arbitration by providing written notice ("Arbitration Request") of such intent by certified or registered mail or properly documented overnight delivery to the other party ("Responding Party"). The Arbitration Request shall include a copy of the Description of Dispute, set forth a proposed solution to the Dispute, and include a suggested time frame within which the parties must act to effect such solution. Contemporaneously with sending the Arbitration Request, the Complaining Party shall submit a copy of the Arbitration Request to the American Arbitration Association in the city in which the Arbitration is to be conducted as provided in Paragraph (d) below.

     (b) Selection of Arbitration. Any and all Disputes to be resolved pursuant to Arbitration shall be submitted to a neutral arbitrator ("Arbitrator"). The parties shall select the Arbitrator by mutual agreement but if the parties are unable to agree, then the Arbitrator shall be selected in accordance with the procedures of the American Arbitration Association. The Arbitrator shall be a former judge of a state or federal court who shall not be a current or former employee, director or shareholder of, or otherwise have any current or previous relationship with, either party or its respective affiliates.

     (c) American Arbitration Association Rules. The Arbitration shall be conducted in accordance with the rules of the American Arbitration Association then in effect, subject to the time periods and other provisions of this Exhibit or as otherwise set forth in the Agreement.

     (d) Hearing. Consistent with the time schedule established pursuant to this paragraph (d) and Paragraph (e) below, the Arbitrator shall hold a hearing ("Hearing") to resolve each of the issues identified in the Description of Dispute. To the extent practicable taking into account the nature of the Dispute and the availability of the Arbitrator, the Hearing shall be conducted over a period not to exceed two (2) consecutive business days, with each party entitled to approximately half of the allotted time unless otherwise ordered by the Arbitrator. The Hearing shall be conducted in a location to be mutually agreed by the parties.

     (e) Discovery. Within ten (10) days of receipt by the Responding Party of the Arbitration Request the parties shall negotiate in good faith the scope and schedule of discovery, including depositions, document production and other discovery devices, taking into account the nature of the Dispute submitted for resolution. If the parties are unable to reach agreement as to the scope and schedule of discovery, the Arbitrator may order such discovery as he or she deems necessary. In either case, such discovery shall be completed within sixty
(60) days from the date of the selection of the Arbitrator. At the hearing, which shall commence within twenty (20) days after the completion of discovery unless the Arbitrator otherwise orders, the parties may present testimony (either live witness or deposition), subject to cross-examination, and documentary evidence.

     (f) Hearing Submission. At least twenty (20) business days prior to the date set for the Hearing, each party shall submit to each other and the Arbitrator a list of all documents on which such party intends to rely in any oral or written presentation at the Hearing, a list of all witnesses, if any, such party intends to call at the Hearing and a brief summary of each witness' testimony. At least five (5) business days prior to the Hearing, each party must submit to the Arbitrator and serve on each other party proposed findings of fact and conclusions of law on each issue to be resolved. Within five (5) days following the close of the Hearing, each party shall each submit such post-Hearing briefs to the Arbitrator addressing the evidence and issues to be resolved as may be required or permitted by the Arbitrator.

     (g) Arbitrator's Duties and Authority. The Arbitrator shall preside over and resolve any disputes between the parties in connection with the Arbitration. The Arbitrator shall have sole discretion with regard to the admissibility of any evidence and all other matters relating to the conduct of the Hearing. The Arbitrator shall, in rendering its decision, apply the substantive law of the State of California. The decision of the Arbitrator shall be final and not appealable, except in the case of fraud or bad faith on the part of the Arbitrator in connection with the conduct of such proceedings.

     (h) Decision and Award. The Arbitrator shall render a decision and award as expeditiously as possible but in no event more than thirty (30) days after the close of the hearing. In making the award the Arbitrator shall rule on each disputed issue. Nothing contained herein shall be construed to permit the Arbitrator or any court or any other forum to award punitive, exemplary or any similar damages. By entering into the Agreement and exercising their rights to arbitrate, the parties expressly waive any claim for punitive, exemplary or any similar damages. The only damages recoverable under this Agreement are compensatory damages.

     (i) Costs and Expenses. Each party shall pay its own costs (including, without limitation, reasonable attorneys' fees) and expenses in connection with the Arbitration; provided, however, that if the Arbitrator determines that the action of any party was arbitrary, frivolous or in bad faith, the Arbitrator may award such costs and expenses to the prevailing party.

     (j) Confidentiality. The Arbitration shall be confidential and, except as required by law, neither party shall make (or instruct the Arbitrator to make) any public announcement with respect to the proceedings or decision of the Arbitrator without the prior written consent of the other party. The existence of any Dispute, and the award of the Arbitrator, shall be kept in confidence by the parties and the Arbitrator, except as required in connection with the enforcement of such award or as otherwise required by applicable law.

     (k) Jurisdiction to Enforce Award. For the purposes of these arbitration provisions, the decision may be entered in any court of competent jurisdiction.

     (l) Exclusive Procedures. The procedures specified herein shall be the sole and exclusive procedures for the resolution of Disputes between the parties which are expressly identified for resolution in accordance with these arbitration provisions.

                                    EXHIBIT D



                                ANGIOSENSE, INC.

                            STOCK PURCHASE AGREEMENT



     THIS AGREEMENT ("Agreement") is made this 21st day of September, 1999, between AngioSense, Inc., a Delaware corporation (the "Company") and Bioject, Inc., an Oregon corporation ("Bioject").

     The parties agree as follows:

     1. Issuance of Stock. Upon (i) the satisfaction of certain conditions precedent set out in Section 3 below, or (ii) the occurrence of an event contemplated by Section 4 hereof, the Company hereby agrees to issue to Bioject up to an aggregate maximum of 277,222 shares of the Company's Common Stock (the "Shares").

     2. Consideration. The Shares shall be issued in consideration for the rights granted and performance rendered under that certain Development and Supply Agreement between the Company and Bioject of even date herewith ("Agreement II").

     3. Issuance of Shares upon Iject Milestone Achievement. Upon execution of this Agreement and Agreement II, and the achievement of all of the Iject Milestones (as such term is defined in Exhibit C of Agreement II) by the applicable Iject Milestone Due Dates (as such term is defined in Exhibit C of Agreement II), the Company shall issue to Bioject all 277,222 of the Shares and shall issue a duly executed certificate evidencing such shares in the name of Bioject.

     4. Issuance of Shares upon Change in Control. In the event of, and immediately prior to the closing (the "Closing") of, the merger or consolidation of the Company with or into another corporation, entity or person or the sale of all or substantially all of the Company's assets to another corporation, entity or person, the Company shall issue to Bioject (A) the number of the Shares that would be issuable pursuant to Section 3 hereof if all conditions precedent to such issuance under Section 3 were satisfied, provided that (x) the Closing date is no later than the latest Iject Milestone Due Date and (y) none of the Shares issuable pursuant to Section 3 have been issued pursuant to Section 3 as of the Closing date, all provided, however, that the Company shall not be obligated to issue any shares pursuant to this Section 4 if immediately after such merger, consolidation or sale of assets, more than 50% of the capital stock or equity interests in such other corporation, entity or person are owned by persons who owned in the aggregate more than 50% of the capital stock of the corporation immediately before such merger, consolidation or sale of assets.

     5. Rights Agreement. Bioject and the Company shall enter into a Rights Agreement, a form of which is attached hereto as Exhibit A, concurrently with the execution of this Agreement.

     6. Representations and Warranties of the Company. The Company represents and warrants to Bioject that as of the date of this Agreement, except as otherwise set forth on the Schedule of Exceptions attached hereto as Exhibit B setting forth the exceptions which correspond to the numbered sections contained in this Section 6.

          6.1. Organization and Standing; Certificate and Bylaws. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which such qualification is required and where failure to be so qualified would not have a material adverse effect on the Company's business as now conducted or as proposed to be conducted.

          6.2. Corporate Power. The Company has all requisite legal and corporate power to execute and deliver this Agreement, to sell and issue the Shares hereunder and to carry out and perform its obligations under the terms of this Agreement.

          6.3. Capitalization. The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, $0.001 par value and 2,750,000 shares of Preferred Stock, 750,000 of which are designated Series A Preferred Stock with a par value of $0.001 per share and 2,000,000 of which are designated Series B Preferred Stock with a par value of $0.001 per share. The outstanding capital stock of the Company as of the date of this Agreement is as set forth in
Section 6.3 of the Schedule of Exceptions. All issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with applicable federal and state securities laws. Except as set forth in Section 6.3 of the Schedule of Exceptions, there are no other outstanding shares of capital stock or outstanding rights of first refusal, preemptive rights or other rights, options, warrants, conversion rights, or other agreements either directly or indirectly for the purchase or acquisition from the Company of any shares of its capital stock.

          6.4. Subsidiaries. The Company has no subsidiaries or affiliated companies and does not otherwise own or control, directly or indirectly, any equity interest in any corporation, association or business entity.

          6.5. Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance by the Company of this Agreement, the authorization, issuance, sale and delivery of the Shares, and the performance of all of the Company's obligations hereunder has been taken or will be taken prior to the execution of this Agreement. This Agreement, when executed and delivered by the Company, shall constitute a valid and legally binding obligation of the Company enforceable in accordance with its respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable, and the Shares will be free of any liens or encumbrances created by the Company, provided, however, that the Shares may be subject to restrictions on transfer under applicable securities laws as set forth herein.

          6.6. Title to Properties and Assets. The Company has good and marketable title to its tangible properties and assets, and has good title to all its leasehold interests, in each case subject to no mortgage, pledge, lien, lease, loan, encumbrance or charge, except (i) the lien of current taxes not yet due and payable, and (ii) possible minor liens and encumbrances which do not in any case materially detract from the value of the property subject thereto or materially impair the Company's operations, and which have not arisen otherwise than in the ordinary course of business. With respect to property it leases, the Company is in compliance with such leases in all material respects.

          6.7. Compliance with Other Instruments. The Company is not in violation of any term of its Certificate of Incorporation or Bylaws. The Company is not in violation of, or in default in any material respect under, the terms of any mortgage, indenture, contract, agreement, instrument, judgment or decree applicable to it or to which it is a party, the violation of which would have a material adverse effect on the Company as a whole, and the Company is not in violation of any order, statute, rule or regulation applicable to the Company, the violation of which would have a material adverse effect on the Company.

          6.8. Litigation. There is no action, proceeding or investigation pending, or to Company's knowledge threatened, against the Company or its officers, directors or stockholders, or, to the Company's knowledge, against employees or consultants of the Company which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, conditions, affairs or operations of the Company. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company currently intends to initiate.

          6.9. Governmental Consents. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares except qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Shares under applicable Blue Sky laws, which filings and qualifications, if required, will be accomplished in a timely manner.

          6.10. Brokers or Finders. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by or on behalf of the Company, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

          6.11. Financial Statements. The Company has furnished Bioject with copies of all financial statements of the Company available to the Company, and the current version of the Company's business plan, as of June 21, 1999.

     7. Investment Representations; Restriction on Transfer.

          (a) In connection with the purchase of the Shares, Bioject represents to the Company the following:

               (i) Bioject is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Bioject is purchasing these securities for investment for its own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933 (the "Securities Act").

               (ii) Bioject is an Accredited Investor, as that term is defined in Regulation D of the Securities Act.

               (iii) Bioject understands that the securities have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Bioject's investment intent as expressed herein. In this connection, Bioject understands that, in view of the Securities and Exchange Commission ("Commission"), the statutory basis for such exemption may not be present if Bioject's representations meant that its present intention was to hold these securities for a minimum capital gains period under the tax statutes, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future.

               (iv) Bioject further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Bioject further acknowledges and understands that the Company is under no obligation to register the securities. Bioject understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

               (v) Bioject is aware of the adoption of Rule 144 by the Commission, promulgated under the Securities Act, which permits limited public resale of securities acquired in a non-public offering subject to the satisfaction of certain conditions.

               (vi) Bioject further acknowledges that in the event all of the requirements of Rule 144 are not met, compliance with Regulation A or some other registration exemption will be required, and that although Rule 144 is not exclusive, the staff of the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

          (b) Bioject agrees, provided that the officers and directors of the Company agree to be bound by terms substantially identical to those contained in this subsection 7(b), in connection with the Company's initial public offering of the Company's securities, upon request of the Company or the underwriters managing any underwritten offering of the Company's Securities, (i) not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by Bioject (other than those shares included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the underwriters and (ii) further agrees to execute any agreement reflecting (i) above as may be requested by the underwriters at the time of the public offering.

     8. Legends. The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legends:

          (a) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSFER IS IN ACCORDANCE WITH RULE 144 OR SIMILAR RULE OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

          (b) Any legend required to be placed thereon by the California Commissioner of Corporations or any other applicable state securities laws.

     9. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

     10. General Provisions.

          (a) This Agreement shall be governed by the internal laws of the State of California. This Agreement represents the entire agreement between the parties with respect to the purchase of Common Stock by Bioject and supersedes any prior agreement written or oral with respect to the purchase of Common Stock by Bioject and satisfies all of the Company's obligations to Bioject with regard to the issuance or sale of securities. This Agreement may only be modified or amended in writing signed by both parties.

          (b) Any notice, demand or request required or permitted to be given by either the Company or Bioject pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

          (c) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Bioject under this Agreement may only be assigned with the prior written consent of the Company.

          (d) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

          (e) Bioject agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

          (f) Bioject understands that it (and not the Company) shall be responsible for its own federal, state, local or foreign tax liability and any of its other tax consequences that may arise as a result of the transactions contemplated by this Agreement. Bioject shall rely solely on the determinations of its tax advisors or its own determinations, and not on any statements or representations by the Company or any of its agents, with regard to all such tax matters.

          (g) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.



ANGIOSENSE, INC.                       BIOJECT, INC.
a Delaware corporation                 an Oregon corporation

By: -------------------------------   By: -------------------------------

Title: ----------------------------   Title: -------------------------------


-----------------------------------   -----------------------------------
(Address)                             (Address)

-----------------------------------   -----------------------------------

                                    EXHIBIT A

                                RIGHTS AGREEMENT



     This Rights Agreement ("Agreement") is entered into as of September 21st, 1999 by and between AngioSense, Inc., a Delaware corporation (the "Company") and Bioject, Inc., an Oregon corporation ("Bioject").

     WHEREAS, Bioject and the Company are entering into (i) an Exclusive License Agreement (referred to as "Agreement I") and, (ii) a Development and Supply
Agreement (referred to as "Agreement II"), both of even date herewith (such agreements together, the "IP Agreements");

     WHEREAS, Bioject and the Company are entering into a total of two (2) stock purchase agreements of even date with this Agreement (the "Purchase Agreements") in connection with and concurrently with the execution of the IP Agreements; and

     WHEREAS, to induce Bioject to enter into the IP Agreements and the Purchase Agreements, the Company and Bioject have agreed to enter into this Agreement to provide for certain rights, privileges and preferences in favor of Bioject.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the parties agree as follows:

     1. Certain Definitions. All terms not otherwise defined in this Agreement shall have the meaning defined in the Stock Purchase Agreements. As used in this Agreement, the following terms shall have the following respective meanings:

          1.1 "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          1.2 "Holder" shall mean Bioject and any person holding Shares to whom the rights under this Agreement have been transferred in accordance with Section
3.7 hereof.

          1.3 "Registrable Securities" means Common Stock of the Company issued pursuant to the Purchase Agreements or other securities convertible into or exercisable for Common Stock upon any stock split, stock dividend, recapitalization, or similar event, provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities for the purposes of this Agreement (A) if and so long as they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) prior to the date such securities have been sold or are all available for immediate sale in the opinion of counsel to the Company in a transaction exempt from the prospectus delivery requirements of the Securities Act so that all transfer restrictions and legends with respect thereto are removed upon the consummation of such sale. 1.4

          1.4 The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          1.5 "Registration Expenses" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Section 3.1 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

          1.6 "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 2.2 hereof.

          1.7 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          1.8 "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes and costs of special counsel to the Holders, if any, applicable to the securities registered by the Holders.

     2. Transferability.

          2.1 Restrictions on Transferability. The Shares shall not be sold, assigned, transferred or pledged except upon the conditions specified in this
Section 2, which conditions are intended to ensure compliance with the provisions of the Securities Act. Bioject will cause any proposed purchaser, assignee, transferee, or pledgee of the Shares held by Bioject to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 2.

          2.2 Restrictive Legend. Each certificate representing (i) the Shares and (ii) any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 2.3 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSFER IS IN ACCORDANCE WITH RULE 144 OR SIMILAR RULE OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO

THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

     Bioject consents to the Company making a notation on its records and giving instructions to any transfer agent of the Shares in order to implement the restrictions on transfer established in this Section 2.

          2.3 Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 2.3. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities (other than (i) a transfer not involving a change in beneficial ownership, or (ii) a transfer to an affiliated fund, partnership or company, which is not a competitor of the Company, subject to compliance with applicable securities laws, or (iii) transfers in compliance with Rule 144, so long as the Company is furnished with satisfactory evidence of compliance with such Rule), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such holder's expense by either (i) an unqualified written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, which opinion shall be addressed to the Company and which opinion shall be to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 2.2 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and in the reasonable opinion of the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

          2.4 Removal of Restrictions on Transfer of Securities. Any legend referred to in Section 2.2 hereof stamped on a certificate evidencing (i) the Shares, (ii) any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event and the stock transfer instructions and record notations with respect to such security shall be removed and the Company shall issue a certificate without such legend to the holder of such security if such security is registered under the Securities Act, or if such holder provides the Company with an opinion of counsel (which may be counsel for the Company) reasonably acceptable to the Company to the effect that a public sale or transfer of such security may be made without registration under the Securities Act or (iii) such holder provides the Company with reasonable assurances, which may, at the option of the Company, include an opinion of counsel satisfactory to the Company, that such security can be sold pursuant to Section (k) of Rule 144 under the Securities Act.

     3. Registration Rights.

          3.1 Company Registration.

               (a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Commission Rule 145 transaction or (iii) a registration relating to the initial underwritten public offering of the Company's securities pursuant to a registration statement filed under the Securities Act:

                    (i) promptly give to each Holder written notice thereof; and

                    (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 10 days after receipt of such written notice from the Company, by any Holder.


               (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.1(a)(i). In such event the right of any Holder to registration pursuant to this Section 3.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the
Company. Notwithstanding any other provision of this Section 3.1, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities and other securities to be distributed through such underwriting to (i) in the case of the first underwritten public offering of the securities of the Company, any amount or no amount, as the managing underwriter may determine, or (ii) in the case of any registration subsequent to the first underwritten public offering of the securities of the Company, to not less than thirty three percent (33%) of the total securities covered by the registration. The Company shall so advise all Holders distributing their securities through such underwriting of such limitation and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest 100 shares. If any Holder or holder disapproves of the terms of any such underwriting, such Holder or holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

               (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 3.1 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 3.2 hereof.

          3.2 Expenses of Registration. All Registration Expenses incurred in connection with registrations pursuant to Section 3.1 shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the holders of securities included in such registration pro rata with the Company and among each other on the basis of the number of shares so registered.

          3.3 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 3, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

               (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the lesser of (i) one hundred eighty (180) days and (ii) the time required to complete the distribution described in the registration statement;

               (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

               (d) Furnish, at the request of any Holder requesting registration of Registrable Securities that are delivered to the underwriters for sale in connection with a registration pursuant to this Section 3.3, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent accountants of the Company, in form and substance as is customarily given by independent accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

          3.4 Indemnification.

               (a) The Company will indemnify each Holder, each of its officers, directors, partners and legal counsel, and each person controlling such Holder within the meaning of

Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 3, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, directors, partners, and legal counsel and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

               (b) Each Holder  will,  if  Registrable  Securities  held by such
Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, and legal counsel, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other Holder, each of its officers, directors, partners and legal counsel and each person controlling such Holder within the meaning of
Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited in an amount equal to the proceeds to each such Holder of Registrable Securities sold as contemplated herein, unless such liability resulted from willful misconduct by such Holder. A Holder will not be required to enter into any agreement or undertaking in connection with any registration under this Section 3 providing for any indemnification or contribution on the part of such Holder greater than the Holder's obligations under this Section 3.4(b).

               (c) Each party entitled to indemnification under this Section 3.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses but shall bear the expense of such defense nevertheless. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          3.5 Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 3.

          3.6 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

               (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended.

               (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements);

               (c) So long as a Purchaser owns any Restricted Securities to furnish to the Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing a Purchaser to sell any such securities without registration.

          3.7 Transfer of Registration Rights. The rights to cause the Company to register securities granted Holders under Section 3.1 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Holder of not less than 138,611 shares of Registrable Securities, or to any transferee or assignee who is a constituent partner of a Holder or the estate of such constituent partner, provided that such transfer may otherwise be effected in accordance with applicable securities laws.

          3.8 Standoff Agreement. Each Holder agrees, provided that the officers and directors of the Company agree to be bound by terms substantially identical to those contained in this Section 3.8, in connection with the Company's initial public offering of the Company's securities, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, (i) not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the underwriters and (ii) further agrees to execute any agreement reflecting (i) above as may be requested by the underwriters at the time of the public offering.

          3.9 Termination of Registration  Rights. The rights granted under this
Section 3 shall terminate on the third anniversary of the consummation of the initial underwritten public offering of the Company's securities pursuant to a registration statement filed under the Securities Act.

     4. Bioject's Right of First Refusal.

          4.1  Right  of First  Refusal  Upon  Issuances  of  Securities  by the
Company.

               (a) The  Company  hereby  grants,  on the terms set forth in this
Section 4.1, to Bioject the right of first refusal to purchase all or any part of Bioject's pro rata share of the New Securities (as defined in Section 4.1(b)) which the Company may, from time to time, propose to sell and issue. Bioject may purchase said New Securities on the same terms and at the same price at which the Company proposes to sell the New Securities. The pro rata share of Bioject ("Bioject's Pro Rata Share"), for purposes of this right of first refusal, is (except as set forth in paragraph 4.1(e) below) the ratio of the total number of shares of Common Stock held by Bioject, to the total number of shares of Common Stock outstanding immediately prior to the issuance of the New Securities (including any shares of Common Stock into which any outstanding shares of Preferred Stock are convertible).

               (b) "New Securities" shall mean any capital stock of the Company, whether now authorized or not, and any rights, options or warrants to purchase said capital stock, and securities of any type whatsoever that are, or may become, convertible into said capital stock; provided that "New Securities" does not include (i) currently outstanding securities, (ii) securities issuable upon conversion or exercise of or with respect to outstanding options or convertible securities, (iii) securities offered pursuant to a registration statement filed under the Securities Act, (iv) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization, (v) all shares of Common Stock or other securities hereafter issued or issuable to officers, directors, employees, scientific advisors or consultants of the Company pursuant to any employee or consultant stock offering, plan, arrangement or agreement approved by the Board of Directors of the Company, (vi) all shares of Common Stock or other securities hereafter approved for issuance by the Company's board of directors and issued at fair market value (as determined in good faith by the Company's board of directors) in connection with or as consideration for acquisition or licensing of technology, (vii) all shares of Common Stock or other securities approved for issuance by the Company's board of directors and issued at fair market value (as determined in good faith by the Company's board of directors) in connection with equipment leasing or equipment financing arrangements, (viii) up to 2,000,000 shares of Series B Preferred Stock which may be issued from time to time by the Company.

               (c) In the event the Company proposes to undertake an issuance of New Securities, it shall give to Bioject written notice (the "Notice") of its intention, describing the type of New Securities, the price, the terms upon which the Company proposes to issue the same, and a statement as to the number of days from receipt of such Notice within which Bioject must respond to such Notice. Bioject shall have thirty (30) days from the date of receipt of the Notice to purchase any or all of Bioject's Pro Rata Share of the New Securities for the price and upon the terms specified in the Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased and forwarding payment for such New Securities to the Company if immediate payment is required by such terms, or in any event no later than thirty (30) days after the date of receipt of the Notice.

               (d) In the event Bioject fails to exercise in full the right of first refusal within said thirty (30) day period, the Company shall have ninety
(90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within thirty
(30) days from date of said agreement) to sell the New Securities and any portion of Bioject's Pro Rata Share of New Securities respecting which Bioject's rights were not exercised, at a price and upon general terms no more favorable to the investors thereof than specified in the Notice. In the event the Company has not sold the New Securities within said ninety (90) day period (or sold and issued New Securities in accordance with the foregoing within thirty (30) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such securities to Bioject in the manner provided above.

               (e) The right of first refusal granted under this Section 4.1 shall expire upon:

                    (i) The date upon which a registration statement filed by the Company under the Securities Act (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan) in connection with an underwritten public offering of its securities first becomes effective and the securities registered thereunder are sold.

                    (ii) The date on which Bioject no longer holds a minimum of 138,611 Shares.

               (f) The right of first refusal granted under this Section 4.1 is not assignable with respect to blocks of less than 138,611 shares.

     5. General Provisions.

          5.1 Amendment and Waiver. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Shares. Any amendment or waiver effected in accordance with this Section 5.1 shall be binding upon each holder of any Shares at the time outstanding, each future holder of all such securities and the Company.

          5.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California.

          5.3 Successors and Assigns. Except as otherwise expressly provided, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties.

          5.4 Severability. In case any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be unenforceable, this Agreement shall continue in full force and effect without said provision; provided, however, that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

          5.5 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post Office, by first class mail, postage prepaid, addressed: (a) if to Bioject, at its current address or at such other address as Bioject shall have furnished to the Company in writing, or (b) if to the Company, at its current address or at such other address as the Company shall have furnished to Bioject in writing.

          5.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which is an original, and all of which together shall constitute one instrument.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.


ANGIOSENSE, INC.                       BIOJECT, INC.
a Delaware corporation                 an Oregon corporation

By: -------------------------------   By: -------------------------------

Title: ----------------------------   Title: -------------------------------


-----------------------------------   -----------------------------------
(Address)                             (Address)

-----------------------------------   -----------------------------------

                                   EXHIBIT B

                             SCHEDULE OF EXCEPTIONS



     This Schedule of Exceptions is made and given pursuant to Section 6 of the AngioSense, Inc. Stock Purchase Agreement dated September 21st, 1999 (the "Agreement") by and between AngioSense, Inc., a Delaware corporation (the "Company") and Bioject, Inc., an Oregon corporation ("Bioject"). The paragraph numbers in this Schedule of Exceptions correspond to the paragraph numbers in the Agreement which are modified by the disclosures made herein; however, any information disclosed herein under any paragraph number shall be deemed to be disclosed and incorporated into any other paragraph number under the Agreement where such disclosure would be appropriate. Any terms used herein which are defined in the Agreement shall have the meanings described in the Agreement unless the context otherwise requires.

     6.3 Capitalization.

     As of the date of and immediately prior to the execution of the Agreement, the number of authorized and outstanding shares of each class and series of the Company's capital stock is as follows:

                                                    Authorized                 Outstanding
                                                    ----------                 -----------
         Common Stock                               20,000,000                  2,990,000

         Series A Preferred Stock                      750,000                    750,000

         Series B Preferred Stock                    2,000,000                    107,500


     The Company has adopted a 1999 Stock Plan (the "Plan") and has reserved an aggregate of 1,000,000 shares of its Common Stock for issuance under the Plan to employees, directors and consultants. No options or other rights to purchase shares under the Plan are currently outstanding and all 1,000,000 shares are available for grant under the Plan.